Nuveen
                  Municipal Closed-End
                       Exchange-Traded
                                 Funds

ANNUAL REPORT March 31, 2003

                                        SELECT PORTFOLIOS
                                        NXP
                                        NXQ
                                        NXR
                                        NXC
                                        NXN

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                           DEPENDABLE,
                       TAX-FREE INCOME
                               BECAUSE
               IT'S NOT WHAT YOU EARN,
                 IT'S WHAT YOU KEEP.(R)


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Photo of: Timothy R. Schwertfeger
Chairman of the Board


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        Dear
          SHAREHOLDER

Once again, I am pleased to report that over the most recent reporting period your Nuveen Select Portfolio has continued to provide you with attractive tax-free monthly income. For specific information about the performance of your Portfolio, please read the Portfolio Managers' Comments and Performance Overview sections of this report.

With interest rates at historically low levels, many have begun to wonder how fixed-income investments will perform if interest rates begin to rise. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that municipal bond investments like your Nuveen Portfolio can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

I'd also like to direct your attention to the inside front cover of this report, which explains the quick and easy process to begin receiving Portfolio reports like this via email and the internet. Many Nuveen Portfolio shareholders already have signed-up, and they are getting their information faster and more
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Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.


Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

May 15, 2003

Nuveen Select Portfolios
NXP, NXQ, NXR, NXC, NXN

Portfolio Managers'
               COMMENTS

Portfolio managers Tom Spalding, Paul Brennan, Bill Fitzgerald and assistant portfolio manager Scott Romans review economic conditions, key investment strategies, and the recent performance of the Portfolios. A 27-year veteran of Nuveen, Tom has managed the national Portfolios since 1999. With 12 years of investment experience, Paul took management responsibility for the New York Portfolio (NXN) in January 2003. Bill and Scott, who have been with Nuveen for 15 years and 3 years, respectively, assumed portfolio management responsibility for the California Portfolio (NXC) in January 2003.



WHAT WERE THE MAJOR FACTORS AFFECTING THE NATIONAL ECONOMY AND MUNICIPAL MARKET DURING THIS REPORTING PERIOD?

In a number of ways, underlying economic and market conditions at the national level have not changed significantly since our last shareholder report dated September 30, 2002. We believe the most influential factors shaping the U.S. economy and the municipal market continued to be the slow pace of economic growth and interest rates that remained at 40-year lows. In addition, continued geopolitical concerns also had an impact during this reporting period.

In the municipal market, the sluggish economic recovery and a general lack of inflationary pressures created conditions that helped many bonds perform well during the reporting period. After a record new issuance of $357 billion in calendar year 2002, municipal bond new issue supply nationwide remained at very strong levels during the first quarter of 2003. Over the first three months of the year $83.5 billion in new municipal securities were brought to market, up 22% over the same period in 2002. Coupled with this robust supply, demand for municipal bonds also remained strong over most of this reporting period, as many individual investors continued to seek tax-free income and increased diversification for their portfolios. Institutional investors, including traditional municipal bond purchasers such as property/casualty insurance companies as well as non-traditional purchasers such as hedge funds, arbitrage accounts, and pension funds, also were active buyers in the municipal market.


WHAT ABOUT SPECIFIC MARKET AND ECONOMIC CONDITIONS IN CALIFORNIA AND NEW YORK?

Municipal supply also continued to be very strong in California and New York, with $50 billion and $49 billion, respectively, of new bonds in calendar year 2002 and $15.5 billion and $9 billion, respectively, in the first quarter of 2003. Supply has been driven largely by increased spending needs, the low level of interest rates, and shortfalls in the tax receipts of both states. In December 2002, California announced a budget gap of $35 billion for fiscal 2003-2004, the highest state deficit in the nation, while New York faces the second largest state shortfall ($11.5 billion) over the same period. Following the announcement of the projected California deficit, Moody's, Standard & Poor's and Fitch downgraded that state's credit rating to A2/A/A from A1/A+/AA, respectively. New York's ratings of A2/AA/AA, respectively, were reconfirmed in March 2003, although Moody's lowered its outlook for the state to stable from positive in December 2002.

In California, proposals for dealing with the budget deficit include $21 billion in spending cuts, $6 billion in internal and external borrowings, and $8 billion in tax increases, all of which must be approved by the state legislature. New York's proposed $90.8 billion fiscal 2004 budget originally recommended closing the state's shortfall through expenditure reductions, gaming and fee increases, and the issuance of bonds backed by tobacco company payments. Since the governor is opposed to broad-based tax increases, various forms of deficit financing are under discussion as well, and the state has indicated that without some form of such financing, it may face a cash crisis as 2003 unfolds.

On the economic front, both California and New York continue to struggle through slow and difficult recoveries. Job growth in California during 2002 was negligible, and a solid recovery in that state remains largely dependent on increased business spending, particularly reinvestment in new technologies, as well as on a strong global recovery, since 12% of the state economy is based on exports. The New York economy continued to be significantly impacted by declines in the financial sector, the national recession in manufacturing, tourism's lingering struggles, and increased security costs.


HOW DID THESE PORTFOLIOS PERFORM OVER THE TWELVE MONTHS ENDED MARCH 31, 2003?

Individual results for the Portfolios, as well as for appropriate benchmarks, are presented in the accompanying table.

                                 TOTAL RETURN         LEHMAN        LIPPER
              MARKET YIELD             ON NAV  TOTAL RETURN1      AVERAGE2
--------------------------------------------------------------------------
                                       1 YEAR         1 YEAR        1 YEAR
                      TAXABLE-          ENDED          ENDED         ENDED
       3/31/03     EQUIVALENT3        3/31/03        3/31/03       3/31/03
--------------------------------------------------------------------------
NXP      5.26%           7.51%          7.84%          9.89%         6.82%
--------------------------------------------------------------------------
NXQ      5.38%           7.69%          6.33%          9.89%         6.82%
--------------------------------------------------------------------------
NXR      5.28%           7.54%          6.09%          9.89%         6.82%
--------------------------------------------------------------------------
NXC      5.03%           7.92%          6.86%          9.34%        11.93%
--------------------------------------------------------------------------
NXN      5.03%           7.74%          8.17%          9.67%        11.58%
--------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Portfolio in this report.


For the twelve months ended March 31, 2003, each of these Portfolios underperformed their respective Lehman index, and all except NXP underperformed its Lipper fund peer group average. Much of this underperformance relative to the Lehman indexes is attributable to the Portfolios' relatively short durations,4 which generally would be expected to constrain performance during periods of declining interest rates, such as that we experienced over much of the twelve-month period. For example, as of March 31, 2003, the durations of the three national Portfolios ranged from 4.86 to 5.56, compared with 7.93 for the Lehman Brothers Municipal Bond Index. The durations of NXC and NXN were 5.79 and 5.72, respectively, compared with 8.51 for the Lehman California index and 7.55 for the Lehman New York index.

Additionally, the California and New York Portfolios were at a disadvantage when compared with their Lipper fund group peers over the reporting period because, unlike most of the other funds, these Nuveen Portfolios do not employ leverage to enhance yields and returns. Leverage is a strategy that carries some risks, but generally works very well during periods of low short-term interest rates, as was the case through this reporting period. The California and New York Portfolios do not expose their shareholders to the risks of leverage, but are also unable to take advantage of its benefits when conditions are favorable.

Beyond duration and leverage, the relative performances of these Portfolios also were influenced by factors such as call exposure, portfolio trading activity, and the price movement of specific sectors and holdings. For example, the total return performance of the national Portfolios was impacted by their holdings of airline-backed bonds. Over the twelve-month period, the market value of most airline-backed bonds fell, due in part to declining passenger volume and in part to the market impact of United Air Lines' bankruptcy filing in December 2002. As of March 31, 2003, the three national Portfolios each held about 1% (par value) of their portfolios in bonds issued for facilities at Chicago's O'Hare International Airport and backed by United. Over the period ended March 31, 2003, these bonds depreciated to 10 cents on the dollar from 61 cents, translating to approximately 50 basis point decrease in total return performance.


HOW DID THE MARKET ENVIRONMENT AFFECT THE PORTFOLIOS' DIVIDENDS AND SHARE
PRICES?

The Select Portfolios all passed their ten-year anniversaries between March and July 2002, and continued to experience the increased number of bond calls that often are associated with this part of a Fund's life cycle. The reinvestment of proceeds from called bonds into issues paying lower current yields necessitated several dividend adjustments. During the twelve months ended March 31, 2003, NXP, NXR, NXQ, and NXC each saw three dividend reductions, while NXN had two dividend cuts.



1 The total annual returns on common share net asset value (NAV) for the national Portfolios are compared with the total annual return of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. The annual returns of NXC and NXN are compared with those of the Lehman Tax-Exempt Bond indexes for California and New York, respectively. These unleveraged indexes comprise a broad range of municipal bonds within each of those states. Results for the Lehman indexes do not reflect any expenses.
2 The total returns of the national Portfolios are compared with the average annualized return of the 9 funds in the Lipper General and Insured Unleveraged Municipal Debt Funds category. NXC's total return is compared with the average total return of the 25 funds in the Lipper California Municipal Debt Funds category, while the comparison for NXN is based on the average total return of the 17 funds in the Lipper New York Municipal Debt Funds category. Portfolio and Lipper returns assume reinvestment of dividends.
3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen portfolio on an after-tax basis. For the national Portfolios, the taxable-equivalent yield is based on the portfolio's market yield on the indicated date and a federal income tax rate of 30%, while the taxable-equivalent yields of NXC and NXN are based on their market yields on the indicated date and combined federal and state income tax rates of 36.5% and 35%, respectively.
4 Duration is a measure of a portfolio's NAV volatility in reaction to interest rate movements.

Over the course of this twelve-month period, the share prices of all five Portfolios were affected by a general weakening of bond prices in late 2002, as well as by their dividend adjustments. Overall, NXP was the only Portfolio to finish March 2003 with a share price higher than that of a year earlier. As of March 31, 2003, all five Portfolios continued to trade at discounts to their common share net asset values (see charts on individual Performance Overview pages).


WHAT KEY STRATEGIES WERE USED TO MANAGE THE SELECT PORTFOLIOS DURING THE PERIOD ENDED MARCH 31, 2003?

Following last year's shareholder vote that eliminated the Portfolios' termination dates and allowed increased flexibility in portfolio management, the Portfolios have continued their transition to more a more dynamic, longer-term oriented investment approach. As a result, our fundamental management strategies over the twelve-month period have focused on diversifying holdings, enhancing call protection, and lengthening the Portfolios' durations. Given the recent steepness of the municipal yield curve, we sought value in bonds that mature in 15 to 20 years. In many cases, bonds in this part of the yield curve were offering yields similar to those of longer-term bonds but, in our opinion, with less inherent interest rate risk. The purchase of these long-intermediate bonds helped to lengthen the duration of each of the Portfolios, allowing them to offer more competitive yields and returns while still providing them with a level of price defensiveness in the event of a rise in interest rates.

Although lengthening duration can result in increased interest rate risk, we believe the overall risk profile of these Portfolios remained moderate when compared with many other longer-term bond investments. One of the ways we're trying to control risk is by placing an emphasis on credit quality. As of March 31, 2003, each of the Portfolios continued to offer excellent credit quality, with allocations of bonds rated AAA/U.S. guaranteed and AA ranging from 72% to 100%. In general, our weightings in higher quality and insured bonds benefited the performance of the Portfolios during the twelve-month period.

Over the period, heavy issuance in the municipal market provided us with increased opportunities to purchase the types of bond structures we favor and helped us find individual issues that we believe can perform well regardless of the future direction of interest rates. In the national Portfolios, we found good opportunities in the healthcare sector and also added AA and A rated utilities bonds, such as those issued by the Sam Rayburn Municipal Power Agency in Texas. In general, the national Portfolios are well diversified geographically, and we took advantage of the strong issuance to add bonds from states such as Arizona, Florida, Texas and Illinois.

In NXC, we also remained heavily weighted in the healthcare sector, where we believe credit spreads have been wider than warranted. We also increased our weighting in education bonds, one of the top performing groups among the Lehman revenue sectors for the reporting period. Over the past two years, in anticipation of a worsening state budget deficit, we sold a number of California general obligation bonds (GOs). As previously mentioned, California's struggle with the largest deficit in the nation led to a recent credit rating downgrade by the major rating agencies. Although California GOs have significantly underperformed the market in the recent past, NXC was relatively protected from the impact. Currently, we have begun to rebuild a position in California GOs, as we believe spreads have widened to the point that these bonds represent an opportunity to add yield at attractive prices.

In addition to focusing on lengthening duration, a major goal of the New York Select Portfolio (NXN) over the period was to successfully work through bond calls affecting almost 40% of the Portfolio's holdings. When reinvesting these proceeds, we emphasized investments in highly-rated and insured bonds, particularly in the area of essential services such as education bonds and water and sewer issues.

As of March 31, 2003, each of the Select Portfolios held a portion of its assets in bonds backed by the master tobacco settlement agreement of 1998. Recently, the increased issuance of tobacco bonds by states facing budget problems as well as pending court cases against the tobacco companies weakened the prices of such bonds and drove up issuing costs. Although both California and New York plan to issue additional tobacco bonds to help close their budget gaps, current market conditions have delayed these plans. Since the sector as a whole produced positive returns over the period, our present strategy is to maintain our current holdings of tobacco bonds while we continue to monitor developments.


WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND THE PORTFOLIOS IN PARTICULAR?

In general, our outlook for the municipal market remains positive. Despite the uncertainty that preceded the Iraqi conflict, much of the impact of this war was priced into the fixed income markets prior to its onset. We continue to believe the U.S. economy is slowly heading for an eventual recovery, but a recovery that may be less robust than some originally anticipated. We also expect that inflation and interest rates will continue to be relatively low over the near term.

Nationally, new municipal issuance volume should remain strong, as issuers continue to take advantage of the low rate environment. Given the budget deficits in both California and New York and their continued need for spending on infrastructure and essential services, we expect to see significant issuance of new municipal debt in both of these states. Demand for tax-exempt municipal bonds also should remain solid, as investors continue to look for ways to rebalance their portfolios and reduce overall investment risk.

During the remainder of 2003, the Portfolios will continue to work their way through their still considerable call exposure. As of March 31, 2003, the percentage of bonds eligible for calls in 2003 ranged from 7% to 29%. Given the likely reinvestment at current low rates, this could continue to put pressure on the Portfolios' dividends during this period. However, beginning in 2004 and looking out to 2007, the call exposure of these Portfolios drops off significantly.

In coming months, we also will continue to focus on transitioning the Portfolios and working through their call exposure. As part of this process, we expect durations to continue to lengthen modestly as we add bonds from the long-intermediate part of the yield curve. We also plan to focus closely on the general credit environment, monitor the progress toward resolution of the California and New York budget deficits, and keep a watch on the direction of interest rates and inflation. If state governments continue to experience budgetary pressures, this could present an opportunity to increase our weightings in general obligation bonds and other tax-backed issues in anticipation of stronger long-term performance as the economic growth becomes more apparent. We also expect to see a drop in the Portfolios' allocations of prerefunded bonds over the next twelve months, since we plan in a number of cases to capture the appreciation in these bonds by selling them at a premium and then redeploying the proceeds into securities that we believe present better long-term potential. In general, we will continue to concentrate on strategies that can add value for our shareholders and provide support for the Portfolios' long-term dividend-paying capabilities.

We believe that the Portfolios can serve as a source of attractive tax-free income and diversification as well as a way to invest in municipal entities - and the public purposes and taxing power they represent. Overall, therefore, we remain convinced that these Portfolios are good investments and that they will continue to benefit shareholders in the months ahead.

Nuveen Select Tax-Free Income Portfolio

Performance
   OVERVIEW As of March 31, 2003


NXP

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed                59%
AA                                 19%
A                                  16%
BBB                                 6%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.15
--------------------------------------------------
Common Share Net Asset Value                $14.82
--------------------------------------------------
Market Yield                                 5.26%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.51%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $242,669
--------------------------------------------------
Average Effective Maturity (Years)           14.04
--------------------------------------------------
Average Duration                              4.86
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 3/92)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------

1-Year                         9.51%         7.84%
--------------------------------------------------
5-Year                         3.95%         5.10%
--------------------------------------------------
10-Year                        5.61%         6.15%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
U.S. Guaranteed                                22%
--------------------------------------------------
Healthcare                                     17%
--------------------------------------------------
Transportation                                 15%
--------------------------------------------------
Tax Obligation/Limited                         12%
--------------------------------------------------
Utilities                                      11%
--------------------------------------------------


Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
4/02                       0.071
5/02                       0.071
6/02                       0.071
7/02                       0.071
8/02                       0.071
9/02                       0.068
10/02                      0.068
11/02                      0.068
12/02                      0.065
1/03                       0.065
2/03                       0.065
3/03                       0.062

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
4/1/02                     14.08
                           13.95
                           14.05
                           13.94
                           14.12
                           14.05
                           14.2
                           14.3
                           14.38
                           14.5
                           14.37
                           14.25
                           14.4
                           14.58
                           14.63
                           14.74
                           14.46
                           14.86
                           14.79
                           14.82
                           14.09
                           14.14
                           14.23
                           14.3
                           14.27
                           14.25
                           14.36
                           13.97
                           13.75
                           13.59
                           13.75
                           13.85
                           13.51
                           13.67
                           13.89
                           14.01
                           13.72
                           13.42
                           13.6
                           13.84
                           13.6
                           13.7
                           13.83
                           13.9
                           13.8
                           13.95
                           13.92
                           13.91
                           13.9
                           13.86
                           13.78
3/31/03                    14.07



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

2 The Fund also paid shareholders a capital gains distribution in December 2002 of $0.1688 per share.

Nuveen Select Tax-Free Income Portfolio 2

Performance
   OVERVIEW As of March 31, 2003

NXQ

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed                57%
AA                                 21%
A                                  13%
BBB                                 9%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $13.49
--------------------------------------------------
Common Share Net Asset Value                $14.45
--------------------------------------------------
Market Yield                                 5.38%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.69%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $254,355
--------------------------------------------------
Average Effective Maturity (Years)           16.99
--------------------------------------------------
Average Duration                              5.04
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 5/92)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         6.01%         6.33%
--------------------------------------------------
5-Year                         3.72%         4.75%
--------------------------------------------------
10-Year                        5.40%         5.94%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Healthcare                                     16%
--------------------------------------------------
Transportation                                 14%
--------------------------------------------------
Utilities                                      14%
--------------------------------------------------
U.S. Guaranteed                                14%
--------------------------------------------------
Tax Obligation/Limited                         10%
--------------------------------------------------

Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
4/02                       0.0695
5/02                       0.0695
6/02                       0.0695
7/02                       0.0695
8/02                       0.0695
9/02                       0.0665
10/02                      0.0665
11/02                      0.0665
12/02                      0.0635
1/03                       0.0635
2/03                       0.0635
3/03                       0.0605

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
4/1/02                     13.79
                           13.66
                           13.63
                           13.5
                           13.61
                           13.72
                           13.77
                           13.65
                           14.09
                           14.06
                           13.8
                           14
                           14.11
                           14.43
                           14.37
                           14.34
                           14.12
                           14.43
                           14.28
                           14.16
                           14
                           14.2
                           14.07
                           14.18
                           14.3
                           14.48
                           14.66
                           14.19
                           13.52
                           13.33
                           13.64
                           13.54
                           13.3
                           13.33
                           13.36
                           13.58
                           13.2
                           13.01
                           13.2
                           13.42
                           13.1
                           13.18
                           13.1
                           13.31
                           13.39
                           13.29
                           13.25
                           13.45
                           13.42
                           13.3
                           13.14
3/31/03                    13.33


1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2002 of $0.1806 per share.

Nuveen Select Tax-Free Income Portfolio 3

Performance
   OVERVIEW As of March 31, 2003


NXR

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed                44%
AA                                 28%
A                                  23%
BBB                                 5%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $13.06
--------------------------------------------------
Common Share Net Asset Value                $14.28
--------------------------------------------------
Market Yield                                 5.28%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.54%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                      $185,137
--------------------------------------------------
Average Effective Maturity (Years)           16.73
--------------------------------------------------
Average Duration                              5.56
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 7/92)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         3.51%         6.09%
--------------------------------------------------
5-Year                         3.26%         4.78%
--------------------------------------------------
10-Year                        5.32%         5.89%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Utilities                                      22%
--------------------------------------------------
Healthcare                                     18%
--------------------------------------------------
Tax Obligation/Limited                         11%
--------------------------------------------------
Transportation                                  9%
--------------------------------------------------
U.S. Guaranteed                                 9%
--------------------------------------------------

Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
4/02                       0.0665
5/02                       0.0665
6/02                       0.0665
7/02                       0.0665
8/02                       0.0665
9/02                       0.0635
10/02                      0.0635
11/02                      0.0635
12/02                      0.0605
1/03                       0.0605
2/03                       0.0605
3/03                       0.0575

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
4/1/02                     13.35
                           13.18
                           13.12
                           13.1
                           13.35
                           13.32
                           13.35
                           13.47
                           13.4
                           13.41
                           13.45
                           13.47
                           13.46
                           13.75
                           13.9
                           13.72
                           13.7
                           13.92
                           14
                           14.05
                           13.9
                           13.81
                           13.79
                           13.71
                           13.72
                           13.88
                           13.99
                           13.56
                           13.07
                           13.17
                           13.09
                           13.12
                           12.96
                           12.83
                           12.81
                           13
                           12.89
                           12.78
                           12.95
                           13.22
                           13.05
                           12.9
                           13
                           13.11
                           13.18
                           13.02
                           12.99
                           13.13
                           13.21
                           12.95
                           12.87
3/31/03                    13

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2002 of $0.0659 per share.

Nuveen California Select Tax-Free Income Portfolio

Performance
   OVERVIEW As of March 31, 2003

NXC

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed                74%
AA                                  2%
A                                  23%
BBB                                 1%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $13.59
--------------------------------------------------
Common Share Net Asset Value                $14.54
--------------------------------------------------
Market Yield                                 5.03%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.19%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         7.92%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $90,975
--------------------------------------------------
Average Effective Maturity (Years)           15.71
--------------------------------------------------
Average Duration                              5.79
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 6/92)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         1.34%         6.86%
--------------------------------------------------
5-Year                         3.25%         4.70%
--------------------------------------------------
10-Year                        4.85%         5.69%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
Tax Obligation/General                         19%
--------------------------------------------------
Healthcare                                     15%
--------------------------------------------------
Education and Civic Organizations              15%
--------------------------------------------------
Transportation                                 14%
--------------------------------------------------
Water and Sewer                                11%
--------------------------------------------------


Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
4/02                       0.064
5/02                       0.064
6/02                       0.064
7/02                       0.064
8/02                       0.064
9/02                       0.061
10/02                      0.061
11/02                      0.061
12/02                      0.058
1/03                       0.058
2/03                       0.058
3/03                       0.057

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
4/1/02                     14.45
                           14.38
                           14.43
                           14.4
                           14.53
                           14.75
                           15
                           14.8
                           14.8
                           14.95
                           14.94
                           15.35
                           15.5
                           15.7
                           15.85
                           15
                           14.79
                           15.13
                           15.03
                           14.95
                           14.9
                           14.5
                           14.6
                           14.61
                           14.62
                           15.15
                           14.97
                           15.05
                           14.8
                           14.1
                           13.92
                           14.05
                           14.2
                           14.07
                           14.23
                           14.46
                           13.62
                           13.5
                           13.54
                           13.73
                           13.49
                           13.65
                           14.35
                           13.47
                           13.55
                           13.55
                           13.9
                           13.8
                           13.95
                           13.65
                           13.37
3/31/03                    13.57

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 36.5%.

2 The Fund also paid shareholders a capital gains distribution in December 2002 of $0.1358 per share.

Nuveen New York Select Tax-Free Income Portfolio

Performance
   OVERVIEW As of March 31, 2003

NXN

Pie Chart:
CREDIT QUALITY
AAA/U.S. Guaranteed                86%
AA                                 14%


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $13.60
--------------------------------------------------
Common Share Net Asset Value                $14.51
--------------------------------------------------
Market Yield                                 5.03%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   7.19%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal and State Income Tax Rate)1         7.74%
--------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                       $56,683
--------------------------------------------------
Average Effective Maturity (Years)           16.98
--------------------------------------------------
Average Duration                              5.72
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN (Inception 6/92)
--------------------------------------------------
                      ON SHARE PRICE        ON NAV
--------------------------------------------------
1-Year                         4.73%         8.17%
--------------------------------------------------
5-Year                         3.64%         4.88%
--------------------------------------------------
10-Year                        4.98%         5.61%
--------------------------------------------------

TOP FIVE SECTORS (as a % of total investments)
--------------------------------------------------
U.S. Guaranteed                                16%
--------------------------------------------------
Education and Civic Organizations              16%
--------------------------------------------------
Water and Sewer                                14%
--------------------------------------------------
Long-Term Care                                 10%
--------------------------------------------------
Housing/Multifamily                             9%
--------------------------------------------------


Bar Chart:
2002-2003 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
4/02                       0.06
5/02                       0.06
6/02                       0.06
7/02                       0.06
8/02                       0.06
9/02                       0.058
10/02                      0.058
11/02                      0.058
12/02                      0.057
1/03                       0.057
2/03                       0.057
3/03                       0.057

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
4/1/02                     13.64
                           13.56
                           13.5
                           13.7
                           13.71
                           13.6
                           13.68
                           13.68
                           13.7
                           13.85
                           13.97
                           13.95
                           13.95
                           14
                           14.3
                           14.1
                           13.97
                           13.8
                           13.9
                           13.81
                           13.91
                           13.75
                           13.9
                           13.95
                           14.08
                           14.08
                           14.07
                           13.89
                           13.35
                           13.12
                           13.04
                           13.18
                           13.31
                           13.15
                           13.37
                           13.41
                           13.2
                           13.25
                           13.5
                           13.86
                           13.64
                           13.45
                           13.55
                           13.4
                           13.21
                           13.25
                           13.21
                           13.32
                           13.38
                           13.26
                           13.2
3/31/03                    13.7



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 30%. The rate shown for federal and state highlights the added value of owning shares that are also exempt from state income taxes. It is based on a combined federal and state income tax rate of 35%.

2 The Fund also paid shareholders a capital gains distribution in December 2002 of $0.0939 per share.

Report of
      INDEPENDENT AUDITORS


THE BOARD OF TRUSTEES AND SHAREHOLDERS

NUVEEN SELECT TAX-FREE INCOME PORTFOLIO
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 2
NUVEEN SELECT TAX-FREE INCOME PORTFOLIO 3
NUVEEN CALIFORNIA SELECT TAX-FREE INCOME PORTFOLIO
NUVEEN NEW YORK SELECT TAX-FREE INCOME PORTFOLIO


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen California Select Tax-Free Income Portfolio, and Nuveen New York Select Tax-Free Income Portfolio as of March 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of March 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen California Select Tax-Free Income Portfolio, and Nuveen New York Select Tax-Free Income Portfolio at March 31, 2003, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                               Ernst & Young LLP


Chicago, Illinois
May 9, 2003

                            Nuveen Select Tax-Free Income Portfolio (NXP)
                            Portfolio of
                                    INVESTMENTS March 31, 2003
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 0.2%

$         375   Alabama Housing Finance Authority, Single Family Mortgage             4/04 at 102.00         Aaa        $   389,404
                 Revenue Bonds, Collateralized Home Mortgage Revenue Bonds
                 Program, 1994 Series A-1, 6.550%, 10/01/14


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 7.7%

        3,325   State of California Department of Water Resources, Power              5/12 at 101.00          A3          3,827,042
                 Supply Revenue Bonds, Series 2002A, 6.000%, 5/01/14

        4,750   State Public Works Board of the State of California, Lease            3/04 at 102.00         Aaa          5,103,875
                 Revenue Bonds, California Community Colleges, 1994 Series B,
                 Various Community College Projects, 7.000%, 3/01/14
                 (Pre-refunded to 3/01/04)

        3,000   State Public Works Board of the State of California, Lease           11/04 at 102.00         Aaa          3,329,160
                 Revenue Bonds, Department of Corrections, 1994 Series A,
                 California State Prison, Monterey County (Soledad II),
                 6.875%, 11/01/14 (Pre-refunded to 11/01/04)

        1,450   California Statewide Communities Development Authority,               8/03 at 101.00          A3          1,484,351
                 Hospital Revenue Certificates of Participation, Cedars-Sinai
                 Medical Center, Series 1992, 6.500%, 8/01/15

        3,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00           A          2,778,000
                 Tobacco Settlement Asset-Backed Bonds, Series 2003-A1,
                 6.750%, 6/01/39

        2,000   Los Angeles County Metropolitan Transportation Authority,             7/03 at 102.00         AAA          2,062,920
                 California, Proposition A Sales Tax Revenue Refunding Bonds,
                 Series 1993-A, 5.625%, 7/01/18 (Pre-refunded to 7/01/03) -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 10.4%

        3,000   Colorado Health Facilities Authority, Revenue Bonds, Catholic         9/12 at 100.00          AA          3,125,340
                 Health Initiatives, Series 2002A, 5.500%, 3/01/22

        5,000   City and County of Denver, Colorado, Airport System Revenue          11/11 at 100.00         AAA          5,351,550
                 Refunding Bonds, Series 2001B, 5.625%, 11/15/17 (Alternative
                 Minimum Tax) - FGIC Insured

       10,750   City and County of Denver, Colorado, Airport System Revenue             No Opt. Call           A         13,258,728
                 Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative
                 Minimum Tax)

        3,160   Northwest Parkway Public Highway Authority, Colorado, Revenue         6/11 at 102.00         AAA          3,465,382
                 Bonds, Senior Series 2001A, 5.500%, 6/15/20 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 0.5%

        1,000   District of Columbia, Hospital Revenue and Refunding Bonds,           8/06 at 102.00         AAA          1,126,620
                 Medlantic Healthcare Group, Inc. Issue,  Series 1996A,
                 5.750%, 8/15/16 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 7.0%

          250   Escambia County, Florida, Pollution Control Revenue Bonds,           12/03 at 102.00         BBB            247,990
                 Champion International Corporation Project, Series 1993,
                 5.875%, 6/01/22 (Alternative Minimum Tax)

       10,000   Jacksonville Electric Authority, Florida, St. John's River Power     10/11 at 100.00          AA         10,592,600
                 Park System Revenue Bonds, Issue 2, 17th Series 2002
                 Refunding, 5.000%, 10/01/17

        6,100   Jacksonville Electric Authority, Florida, St. John's River            4/03 at 101.00          AA          6,124,888
                 Power Park System Revenue Bonds, Issue 2, Series Nine
                 Refunding, 5.250%, 10/01/21


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 0.6%

        1,330   State of Hawaii, Certificates of Participation, Kapolei State        11/08 at 101.00         AAA          1,404,387
                 Office Building, 1998 Series A, 5.000%, 5/01/17 -
                 AMBAC Insured


                                       12

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 14.6%

                City of Chicago Heights, Illinois, General Obligation Bonds,
                Series 1993, Corporate Purpose Bonds:
$       3,820    5.650%, 12/01/15 - FGIC Insured                                     12/08 at 100.00         AAA        $ 4,316,142
        2,600    5.650%, 12/01/17 - FGIC Insured                                     12/08 at 100.00         AAA          2,931,916

        2,500   City of Chicago, Illinois, Chicago O'Hare International Airport,        No Opt. Call          Ca            218,750
                 Special Facility Revenue Refunding Bonds, United Air Lines,
                 Inc. Project, Series 2001C, 6.300%, 5/01/16#

        1,000   Illinois Educational Facilities Authority, Revenue Bonds,             5/08 at 101.00           A          1,035,780
                 Midwestern University, Series 1998B, 5.500%, 5/15/18 -
                 ACA Insured

        3,000   Illinois Educational Facilities Authority, Revenue Refunding          7/03 at 102.00         AAA          3,097,620
                 Bonds, Loyola University of Chicago, Series 1989-A,
                 6.100%, 7/01/15 (Pre-refunded to 7/01/03)

        2,365   Illinois Health Facilities Authority, Revenue and Revenue               No Opt. Call      N/R***          2,697,874
                 Refunding Bonds, Series 1992B, Evangelical Hospitals
                 Corporation, 6.500%, 4/15/09

        1,320   Illinois Health Facilities Authority, Revenue Bonds, Decatur         10/11 at 100.00           A          1,381,274
                 Memorial Hospital, Series 2001, 5.600%, 10/01/16

        2,700   Illinois Health Facilities Authority, Revenue Bonds, Lake Forest      7/12 at 100.00          A-          2,918,538
                 Hospital, Series 2002A, 6.000%, 7/01/17

        2,225   Illinois Health Facilities Authority, Revenue Bonds, Elmhurst         1/13 at 100.00          A2          2,463,609
                 Memorial Healthcare, Series 2002 Refunding, 6.250%, 1/01/17

          800   Illinois Housing Development Authority, Homeowner Mortgage            2/10 at 100.00          AA            859,528
                 Revenue Bonds, Series 2000-D3, 5.700%, 8/01/17

        1,500   Illinois Housing Development Authority, Homeowner Mortgage            7/10 at 100.00          AA          1,617,405
                 Revenue Bonds, Series 1999-G1, 5.700%, 8/01/17

          600   Illinois Educational Facilities Authority, Student Housing            5/12 at 101.00        Baa2            600,186
                 Revenue Bonds, Educational Advancement Foundation Fund,
                 University Center Project, Series 2002, 6.000%, 5/01/22

        2,000   State of Illinois, General Obligation Bonds, Series 1994,             8/04 at 102.00      Aa2***          2,163,900
                 5.875%, 8/01/14 (Pre-refunded to 8/01/04)

        3,125   Metropolitan Pier and Exposition Authority, Illinois, McCormick         No Opt. Call         AAA          1,582,000
                 Place Expansion Project Bonds, Series 1992A, 0.000%, 6/15/17 -
                 FGIC Insured

        5,000   Metropolitan Pier and Exposition Authority, Illinois, McCormick       6/12 at 101.00         AAA          5,179,650
                 Place Expansion Project Refunding Revenue Bonds, Series 2002B,
                 5.000%, 6/15/21 - MBIA Insured

        2,500   Regional Transportation Authority, Cook, DuPage, Kane, Lake,          6/03 at 102.00         AAA          2,569,600
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1993A, 5.800%, 6/01/13 (Pre-refunded to 6/01/03) -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 6.4%

        5,000   Duneland School Building Corporation, Indiana, First Mortgage         2/09 at 101.00         AAA          5,302,450
                 Bonds, Series 1999 Refunding, 5.125%, 2/01/18 - MBIA Insured

        9,855   Indianapolis Local Public Improvement Bond Bank, Indiana,             7/12 at 100.00         AAA         10,313,849
                 Revenue Refunding Bonds, Series 2002A, Waterworks Project,
                 5.125%, 7/01/21 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                KANSAS - 1.7%

        4,030   City of Wichita, Kansas, Revenue Bonds, CSJ Health System             5/03 at 101.00       A+***          4,107,215
                 of Wichita, Inc., Series 1985 XXV  Remarketed, 7.200%, 10/01/15


------------------------------------------------------------------------------------------------------------------------------------
                KENTUCKY - 1.9%

        1,100   County of Jefferson, Kentucky, Health System Revenue Bonds,          10/08 at 101.00         AAA          1,156,320
                 Series 1998, Alliant Health System, Inc., 5.125%, 10/01/18 -
                 MBIA Insured

        3,230   Lexington-Fayette Urban County Government, Kentucky,                 11/04 at 102.00         AAA          3,573,737
                 Governmental Project Revenue Bonds, Series 1994, University
                 of Kentucky Alumni Association, Inc. Commonwealth Library
                 Project, 6.750%, 11/01/15 (Pre-refunded to 11/01/04) -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 0.2%

          500   Massachusetts Health and Educational Facilities Authority,            7/11 at 101.00         AA-            555,185
                 Revenue Bonds, Partners HealthCare System Issue, Series C,
                 6.000%, 7/01/17


                                       13


                            Nuveen Select Tax-Free Income Portfolio (NXP) (continued)
                                  Portfolio of INVESTMENTS March 31, 2003

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 1.5%

$       2,900   Michigan State Hospital Finance Authority, Revenue Bonds,            12/12 at 100.00         AA-        $ 2,932,451
                 Trinity Health Credit, Series 2002C Refunding,
                 5.375%, 12/01/30

        1,000   Michigan State Hospital Finance Authority, Hospital Revenue           8/08 at 101.00        BBB-            778,780
                 Bonds, The Detroit Medical Center Obligated Group,
                 Series 1998A, 5.125%, 8/15/18


------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA - 0.4%

          945   Minnesota Housing Finance Agency, Single Family Mortgage              7/08 at 101.00         AA+            989,406
                 Revenue Bonds, Series 1995A, 5.200%, 1/01/17


------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 1.6%

        3,600   Calhoun County, Mississippi, Solid Waste Disposal Revenue             4/07 at 103.00         BBB          3,846,384
                 Bonds, Weyerhauser Company Project, Series 1992,
                 6.875%, 4/01/16 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 4.4%

        6,025   Director of the State of Nevada, Department of Business               1/10 at 100.00         AAA          6,213,522
                 and Industry, Las Vegas Monorail Project Revenue Bonds,
                 1st Tier Series 2000, 5.375%, 1/01/40 - AMBAC Insured

        4,070   Reno, Nevada, Capital Improvement Revenue Bonds, Series 2002,         6/12 at 100.00         AAA          4,399,670
                 5.500%, 6/01/21 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 0.7%

        1,545   New Hampshire Housing Finance Authority, Single Family                5/11 at 100.00         Aa2          1,616,240
                 Mortgage Acquisition Bonds, Series 2001A, 5.600%, 7/01/21
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 3.1%

        5,170   The City of New York, New York, General Obligation Bonds,             8/04 at 101.50         Aaa          5,596,887
                 Fiscal 1995 Series A, 6.250%, 8/01/10 (Pre-refunded to 8/01/04)

        1,600   Dormitory Authority of the State of New York, Mount Sinai             7/10 at 101.00        BBB-          1,745,296
                 New York University Health Obligated Group Revenue Bonds,
                 Series 2000A, 6.500%, 7/01/17

          225   New York State Medical Care Facilities Finance Agency,                8/03 at 101.00         AA-            228,281
                 Mental Health Services Facilities Improvement Revenue Bonds,
                 1991 Series D, 7.400%, 2/15/18


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 1.0%

        2,210   Ohio Housing Finance Agency, Residential Mortgage Revenue             9/07 at 102.00         Aaa          2,348,147
                 Bonds, Series 1997A Remarketed, 6.050%, 9/01/17
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 8.4%

       10,000   Greenville County School District, South Carolina, Installment       12/12 at 101.00         AA-         11,070,300
                 Purchase Revenue Bonds, Series 2002, 5.875%, 12/01/19

        1,500   Lexington County Health Services District, South Carolina,           11/13 at 100.00           A          1,621,785
                 Hospital Revenue Bonds, Series 2003 Refunding and
                 Improvement, 6.000%, 11/01/18

        2,500   South Carolina Jobs Economic Development Authority,                  11/12 at 100.00          A-          2,525,725
                 Revenue Bonds, Bon Secours Health System, Inc., Series 2002A,
                 5.625%, 11/15/30

        5,000   South Carolina Housing Finance and Development Authority,             5/03 at 101.00         Aaa          5,096,300
                 Multifamily Housing Revenue Bonds, 1992 Series A,
                 6.875%, 11/15/23


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 2.4%

        5,750   Memphis-Shelby County Airport Authority, Tennessee,                   7/03 at 102.00         BBB          5,887,655
                 Airport Special Facilities and Project Revenue Bonds, Federal
                 Express Corporation, Series 1993, 6.200%, 7/01/14 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 9.3%

        5,000   Brazos River Harbor Navigation District, Brazoria County, Texas,      5/12 at 101.00          A-          5,131,550
                 Environmental Facilities Revenue Bonds, Dow Chemical Company
                 Project, 2002 Series A-6, 6.250%, 5/15/33 (Alternative
                 Minimum Tax) (Mandatory put 5/15/17)

        2,000   Conroe Independent School District, Texas, Unlimited Tax              2/04 at 100.00         AAA          2,047,780
                 Schoolhouse and Refunding Bonds, Series 1993,
                 5.000%, 2/01/18

        6,150   Dallas Independent School District, Dallas County, Texas,             2/12 at 100.00         AAA          6,541,878
                 General Obligation Bonds, Series 2002 Refunding,
                 5.250%, 2/15/20


                                       14

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       4,370   Harris County Health Facilities Development Corporation,              6/04 at 100.00       A3***        $ 4,672,491
                 Texas, Hospital Revenue Bonds, Memorial Hospital System,
                 Series 1992, 7.125%, 6/01/15 (Pre-refunded to 6/01/04)

        3,500   Irving Independent School District, Dallas County, Texas,             2/12 at 100.00         AAA          3,536,050
                 General Obligation Bonds, Series 2002A Refunding,
                 5.000%, 2/15/31

                City of San Antonio, Texas, Water System Revenue Refunding
                Bonds, Series 1992:
           95    6.000%, 5/15/16 (Pre-refunded to 5/15/07) - MBIA Insured             5/07 at 100.00         AAA            109,437
          465    6.000%, 5/15/16 - MBIA Insured                                         No Opt. Call         AAA            553,169


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 10.5%

        5,700   Public Utility District No. 1 of Snohomish County, Washington,        7/03 at 101.00         Aaa          6,921,909
                 Generation System Revenue Bonds, Series 1989,
                 6.750%, 1/01/12

        3,000   Washington State Healthcare Facilities Authority, Revenue            12/07 at 101.00         AAA          3,105,510
                 Bonds, Series 1997A, Catholic Health Initiatives,
                 5.125%, 12/01/17 - MBIA Insured

        9,750   Washington State Healthcare Facilities Authority, Revenue            10/11 at 100.00         AAA         10,222,095
                 Bonds, Series 2001A, Providence Health System,
                 5.125%, 10/01/17 - MBIA Insured

        5,000   Washington Public Power Supply System, Nuclear Project                7/03 at 102.00         Aa1          5,113,349
                 No. 1 Refunding Revenue Bonds, Series 1993C,
                 5.375%, 7/01/15


------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 0.9%

        1,885   Marshall County, West Virginia, Special Obligation Refunding            No Opt. Call         AAA          2,242,847
                 Bonds, Series 1992, 6.500%, 5/15/10


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.8%

        4,400   Wisconsin Health and Educational Facilities Authority,                6/03 at 102.00         AAA          4,477,879
                 Revenue Bonds, Series 1993, Hospital Sisters Services, Inc.
                 Obligated Group, 5.375%, 6/01/18 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
$     224,615   Total Long-Term Investments (cost $221,564,328) - 97.2%                                                  235,887,538
=============-----------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.2%

          500   Minnesota State Higher Education Facilities Authority, Revenue                            VMIG-1            500,000
                 Bonds, St. Olaf College, Series Five-H, Variable Rate Demand
                 Bonds, 1.150%, 10/01/30+
------------------------------------------------------------------------------------------------------------------------------------
$         500   Total Short-Term Investments (cost $500,000)                                                                500,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.6%                                                                      6,281,345
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $242,668,883
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    # On December 9, 2002, UALCorporation, the holding company of United Air Lines, Inc. filed for federal bankruptcy protection. Subsequent to the reporting period, the Adviser determined that it was likely
                         United would not remain current on their interest payment obligations with respect to these bonds and thus has stopped accruing interest.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

                                       15


                            Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
                            Portfolio of
                                    INVESTMENTS March 31, 2003
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 1.6%

$       1,000   City of Fort Smith, Arkansas, Water and Sewer Revenue                10/11 at 100.00         AAA        $ 1,051,950
                 Bonds, Series 2002A Refunding and Construction,
                 5.000%, 10/01/19 - FSA Insured

        1,000   Sebastian County, Arkansas, Sparks Regional Medical Center,          11/11 at 101.00          A2          1,007,070
                 Public Health Facilities Board Hospital Revenue Improvement
                 Bonds, Series 2001A, 5.250%, 11/01/21

        2,000   Board of Trustees of the University of Arkansas at Fayetteville,     12/12 at 100.00         Aaa          2,045,280
                 Various Facilities Revenue Bonds, Series 2002,
                 5.000%, 12/01/32 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 8.1%

        3,325   State of California Department of Water Resources, Power              5/12 at 101.00          A3          3,827,042
                 Supply Revenue Bonds, Series 2002A, 6.000%, 5/01/14

        3,250   State Public Works Board of the State of California, Lease            3/04 at 102.00         Aaa          3,492,125
                 Revenue Bonds, California Community Colleges, 1994 Series B,
                 Various Community College Projects, 7.000%, 3/01/14
                 (Pre-refunded to 3/01/04)

        2,000   State Public Works Board of the State of California, Lease              No Opt. Call         Aa2          2,284,420
                 Revenue Refunding Bonds, The Regents of the University of
                 California, 1993 Series A, Various University of California
                 Projects, 5.500%, 6/01/14

        5,000   State Public Works Board of the State of California, Lease           11/04 at 102.00         Aaa          5,548,600
                 Revenue Bonds, Department of Corrections, 1994 Series A,
                 California State Prison, Monterey County (Soledad II),
                 6.875%, 11/01/14 (Pre-refunded to 11/01/04)

          500   State Public Works Board of the State of California, Lease           12/08 at 101.00          A2            525,885
                 Revenue Refunding Bonds, California Community Colleges,
                 1998 Series A, Various Community College Projects,
                 5.250%, 12/01/16

          500   City of Contra Costa Water District, California, Water Revenue       10/07 at 100.00         AA-            517,385
                 Bonds, Refunding Series 1997H, 5.000%, 10/01/17

          500   County of Contra Costa, California, Certificates of Participation,   11/07 at 102.00         AAA            547,405
                 Merrithew Memorial Hospital Replacement Project, Refunding
                 Series 1997, 5.375%, 11/01/17 - MBIA Insured

        1,000   City of Fresno, California, Health Facility Revenue Bonds,           12/03 at 102.00         AAA          1,045,870
                 Series 1993B, Holy Cross Health System Corporation,
                 5.625%, 12/01/15 - MBIA Insured

        3,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00           A          2,778,000
                 Tobacco Settlement Asset-Backed Bonds, Series 2003-A1,
                 6.750%, 6/01/39


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 5.3%

        3,000   Colorado Health Facilities Authority, Revenue Bonds, Catholic         9/12 at 100.00          AA          3,125,340
                 Health Initiatives, Series 2002A, 5.500%, 3/01/22

        5,000   City and County of Denver, Colorado, Airport System Revenue          11/11 at 100.00         AAA          5,351,550
                 Refunding Bonds, Series 2001B, 5.625%, 11/15/17 (Alternative
                 Minimum Tax) - FGIC Insured

        3,185   City and County of Denver, Colorado, Airport System Revenue             No Opt. Call           A          3,928,283
                 Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative
                 Minimum Tax)

        1,100   University of Colorado Hospital Authority, Hospital Revenue          11/11 at 100.00          A3          1,102,530
                 Bonds, Series 2001A, 5.600%, 11/15/31


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 0.2%

          500   District of Columbia, Hospital Revenue and Refunding Bonds,           8/06 at 102.00         AAA            563,310
                 Medlantic Healthcare Group, Inc. Issue, Series 1996A,
                 5.750%, 8/15/16 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 2.4%

        6,060   Jacksonville Electric Authority, Florida, St. John's River Power      4/03 at 101.00          AA          6,084,725
                 Park System Revenue Bonds, Issue 2, Series Nine Refunding,
                 5.250%, 10/01/21


------------------------------------------------------------------------------------------------------------------------------------
                HAWAII - 0.5%

        1,100   State of Hawaii, Certificates of Participation, Kapolei State        11/08 at 101.00         AAA          1,161,523
                 Office Building, 1998 Series A, 5.000%, 5/01/17 -
                 AMBAC Insured


                                       16

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 19.7%

$       8,420   Chicago Metropolitan Housing Development Corporation,                 7/03 at 101.00          AA        $ 8,602,125
                 Illinois, Housing Development Revenue Refunding Bonds,
                 FHA-Insured Mortgage Loans - Section 8 Assisted Projects,
                 Series 1992A, 6.800%, 7/01/17

        2,400   City of Chicago, Illinois, Chicago O'Hare International Airport,        No Opt. Call          Ca            210,000
                 Special Facility Revenue Refunding Bonds, United Air Lines,
                 Inc. Project, Series 2001C, 6.300%, 5/01/16#

          250   Illinois Development Finance Authority, Economic Development          8/08 at 100.00        Baa2            260,463
                 Revenue Bonds, Series 1998, The Latin School of Chicago
                 Project, 5.200%, 8/01/11

        2,500   Illinois Educational Facilities Authority, Revenue Bonds,            12/03 at 102.00         BBB          2,548,575
                 Columbia College, Series 1993,  6.125%, 12/01/18

                Illinois Educational Facilities Authority, Revenue Refunding
                Bonds, Columbia College, Series 1992:
        2,610    6.875%, 12/01/17 (Pre-refunded to 12/01/04)                         12/04 at 100.00      N/R***          2,848,972
        1,140    6.875%, 12/01/17                                                    12/04 at 100.00         BBB          1,175,693

        3,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1993,    11/03 at 102.00         AAA          3,038,250
                 Rush-Presbyterian-St. Luke's Medical Center Obligated Group,
                 5.250%, 11/15/20 - MBIA Insured

        2,255   Illinois Health Facilities Authority, Revenue Bonds, Lake Forest      7/12 at 100.00          A-          2,407,280
                 Hospital, Series 2002A, 6.250%, 7/01/22

        1,900   Illinois Housing Development Authority, Homeowner Mortgage            2/10 at 100.00          AA          2,041,379
                 Revenue Bonds, Series 2000-D3, 5.700%, 8/01/17

          600   Illinois Educational Facilities Authority, Student Housing Revenue    5/12 at 101.00        Baa2            600,186
                 Bonds, Educational Advancement Foundation Fund, University
                 Center Project, Series 2002, 6.000%, 5/01/22

        5,700   State of Illinois, Sales Tax Revenue Bonds, First                     6/13 at 100.00         AAA          5,890,722
                 Series 2002, 5.000%, 6/15/22

                Metropolitan Pier and Exposition Authority, Illinois, McCormick
                Place Expansion Project Bonds, Series 1992A:
        2,205    6.500%, 6/15/22 (Pre-refunded to 6/15/03)                            6/03 at 102.00         Aaa          2,273,642
           45    6.500%, 6/15/22                                                      6/03 at 102.00         Aa3             46,085

        7,000   Metropolitan Pier and Exposition Authority, Illinois, McCormick       6/12 at 101.00         AAA          7,251,510
                 Place Expansion Project Refunding Revenue Bonds, Series 2002B,
                 5.000%, 6/15/21 - MBIA Insured

        5,000   Regional Transportation Authority, Cook, DuPage, Kane, Lake,          6/03 at 102.00         AAA          5,139,200
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1993A, 5.800%, 6/01/13 (Pre-refunded to 6/01/03) -
                 FGIC Insured

        5,045   Sauk Village, Illinois, General Obligation Alternate Revenue         12/12 at 100.00          AA          5,050,398
                 Source Bonds, Series 2002A, Tax Increment,
                 5.000%, 6/01/22 - RAAI Insured

                Sauk Village, Illinois, General Obligation Alternate Revenue Source
                Bonds, Series 2002B, Tax Increment:
        1,060    0.000%, 12/01/17 - RAAI Insured                                        No Opt. Call          AA            495,698
        1,135    0.000%, 12/01/18 - RAAI Insured                                        No Opt. Call          AA            497,085


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 2.6%

        4,380   Indiana Municipal Power Agency, Power Supply System                   1/12 at 100.00         AAA          4,555,638
                 Revenue Bonds, Series 2002A, 5.125%, 1/01/21 -
                 AMBAC Insured

        2,000   Indiana Housing Finance Authority, Single Family Mortgage             7/11 at 100.00         Aaa          2,056,440
                 Revenue Bonds, 2002 Series C-2, 5.250%, 7/01/23 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 1.4%

                Tobacco Settlement Authority, Iowa, Tobacco Settlement
                Asset-Backed Revenue Bonds, Series 2001B:
        1,000    5.300%, 6/01/25                                                      6/11 at 101.00           A            826,940
        3,500    5.600%, 6/01/35                                                      6/11 at 101.00           A          2,701,090


------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA - 1.2%

        3,000   Louisiana Public Facilities Authority, Revenue Bonds, Tulane          7/12 at 100.00         AAA          3,085,470
                 University, Series 2002A, 5.125%, 7/01/27 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 3.7%

        4,000   Massachusetts Health and Educational Facilities Authority,           11/03 at 102.00         AAA          4,053,960
                 Revenue Bonds, Cape Cod Health Systems, Inc. Issue, Series A,
                 5.250%, 11/15/21 - CONNIE LEE Insured

        3,000   Massachusetts Health and Educational Facilities Authority,           10/11 at 101.00        BBB+          3,061,320
                 Revenue Bonds, Berkshire Health System Issue, Series 2001E,
                 6.250%, 10/01/31


                                       17


                            Nuveen Select Tax-Free Income Portfolio 2 (NXQ) (continued)
                                   Portfolio of INVESTMENTS March 31, 2003

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS (continued)

$       2,090   Massachusetts Water Resources Authority, General Revenue                No Opt. Call         AAA        $ 2,321,572
                 Bonds, 1993 Series C, 5.250%, 12/01/15 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 2.0%

        2,900   Michigan State Hospital Finance Authority, Revenue Bonds,            12/12 at 100.00         AA-          2,932,451
                 Trinity Health Credit, Series 2002C Refunding, 5.375%, 12/01/30

        2,000   Plymouth-Canton Community Schools, Counties of Wayne                  5/09 at 100.00         AAA          2,050,340
                 and Washtenaw, State of Michigan, 1999 School Building and
                 Site General Obligation Unlimited Tax Bonds, 4.750%, 5/01/18


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 5.6%

          500   Clark County, Nevada, General Obligation Limited Tax Las Vegas        7/06 at 101.00         AAA            551,465
                 Convention and Visitors Authority Bonds, Series 1996,
                 5.500%, 7/01/17 - MBIA Insured

       13,250   Director of the State of Nevada, Department of Business and           1/10 at 100.00         AAA         13,664,593
                 Industry, Las Vegas Monorail Project Revenue Bonds, 1st Tier
                 Series 2000, 5.375%, 1/01/40 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 5.2%

        2,700   Dormitory Authority of the State of New York, Mount Sinai             7/10 at 101.00        BBB-          2,945,187
                 New York University Health Obligated Group Revenue Bonds,
                 Series 2000A, 6.500%, 7/01/17

        4,000   New York State Medical Care Facilities Finance Agency,                2/05 at 102.00         AAA          4,484,320
                 New York Hospital FHA-Insured Mortgage Revenue Bonds,
                 Series 1994A, 6.750%, 8/15/14 (Pre-refunded to 2/15/05) -
                 AMBAC Insured

        5,000   Triborough Bridge and Tunnel Authority, New York, Convention            No Opt. Call         AA-          5,913,950
                 Center Bonds, Series E, 7.250%, 1/01/10


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 2.8%

        1,500   The Charlotte-Mecklenburg Hospital Authority, North Carolina,         1/11 at 101.00          AA          1,494,300
                 Healthcare System Revenue Bonds, DBA Carolinas Healthcare
                 System, Series 2001A, 5.000%, 1/15/31

        5,500   North Carolina Eastern Municipal Power Agency, Power System           7/03 at 102.00         BBB          5,579,475
                 Revenue Bonds, Series 1993-D, 5.600%, 1/01/16


------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 1.2%

        2,800   County of Cuyahoga, Ohio, Hospital Revenue Bonds,                     8/05 at 102.00         AAA          3,168,900
                 Meridia Health System, Series 1995, 6.250%, 8/15/14
                 (Pre-refunded to 8/15/05)

------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 2.2%

        1,000   Dauphin County General Authority, Pennsylvania, Health System         2/09 at 101.00         AAA          1,046,700
                 Revenue Bonds, Series 1999, Pinnacle Health System Project,
                 5.125%, 8/15/17 - MBIA Insured

        1,000   Philadelphia Authority for Industrial Development, Pennsylvania,      7/11 at 101.00         AAA          1,072,170
                 Airport Revenue Bonds, Series 2001A, Philadelphia Airport
                 System Project, 5.500%, 7/01/17 (Alternative Minimum Tax) -
                 FGIC Insured

        3,250   The School District of Philadelphia, Pennsylvania, General            2/12 at 100.00         AAA          3,461,348
                 Obligation Bonds, Series 2002A, 5.500%, 2/01/31 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 1.7%

        5,000   Tobacco Settlement Financing Corporation of Rhode Island,             6/12 at 100.00           A          4,220,800
                 Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 9.1%

        4,000   Greenville County School District, South Carolina, Installment       12/12 at 101.00         AA-          4,428,120
                 Purchase Revenue Bonds, Series 2002, 5.875%, 12/01/19

        2,500   Lexington County Health Services District, South Carolina,           11/13 at 100.00           A          2,702,975
                 Hospital Revenue Bonds, Series 2003 Refunding and
                 Improvement, 6.000%, 11/01/18

        7,000   Richland County, South Carolina, Solid Waste Disposal                 5/03 at 101.00         BBB          7,110,950
                 Facilities Revenue Bonds, Union Camp Corporation Project,
                 Series 1992-A, 6.750%, 5/01/22 (Alternative Minimum Tax)

        8,085   South Carolina Public Service Authority, Revenue Bonds,               1/06 at 102.00         AAA          8,934,410
                 1996 Refunding Series A, 5.750%, 1/01/22 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 0.2%

          430   Tennessee Housing Development Agency, Homeownership                   7/03 at 101.00          AA            439,262
                 Program Bonds, Issue WR, 6.800%, 7/01/17


                                       18

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 13.7%

$       3,275   Bexar County Health Facilities Development Corporation, Texas,        8/04 at 102.00         AAA        $ 3,593,428
                 Hospital Revenue Bonds, Baptist Memorial Hospital System
                 Project, Series 1994, 6.900%, 2/15/14 (Pre-refunded to
                 8/15/04) - MBIA Insured

        4,000   Brazos River Harbor Navigation District, Brazoria County, Texas,      5/12 at 101.00          A-          4,105,240
                 Environmental Facilities Revenue Bonds, Dow Chemical Company
                 Project, 2002 Series A-6, 6.250%, 5/15/33 (Alternative Minimum
                 Tax) (Mandatory put 5/15/17)

        4,615   Cleveland Housing Corporation, Texas, Mortgage Revenue                7/03 at 100.00         AAA          4,621,923
                 Refunding Bonds, Series 1992-C (FHA-Insured - Section 8),
                 7.375%, 7/01/24 - MBIA Insured

        2,500   Harris County Health Facilities Development Corporation,             10/05 at 102.00         AAA          2,834,225
                 Texas, Hospital Revenue Bonds, Texas Children's Hospital,
                 Series 1995, 5.500%, 10/01/16 - MBIA Insured

        2,000   City of Houston, Texas, Airport System Subordinate Lien Revenue       7/12 at 100.00         AAA          2,108,780
                 Bonds, Series 2002A, 5.625%, 7/01/20 (Alternative Minimum
                 Tax) - FSA Insured

        3,125   Katy Independent School District, Counties of Harris, Fort Bend       2/12 at 100.00         AAA          3,154,938
                 and Waller, Texas, General Obligation Bonds, Series 2002A,
                 5.000%, 2/15/32

        4,750   Sam Rayburn Municipal Power Agency, Texas, Power Supply              10/12 at 100.00          AA          5,062,835
                 System Revenue Refunding Bonds,  Series 2002A,
                 5.500%, 10/01/17 - RAAI Insured

        8,900   Texas Turnpike Authority, Dallas North Tollway System Revenue         1/06 at 102.00         AAA          9,286,705
                 Bonds, Series 1995, President George Bush Turnpike,
                 5.250%, 1/01/23 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                VERMONT - 2.7%

        3,000   Vermont Housing Finance Agency, Multifamily Housing Bonds,            2/09 at 100.00         AAA          3,170,760
                 1999 Series C, 5.800%, 8/15/16 - FSA Insured

        3,600   Vermont Industrial Development Authority, Industrial Development      9/03 at 101.00           A          3,677,184
                 Refunding Revenue Bonds, Stanley Works Project, Series 1992,
                 6.750%, 9/01/10


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 3.6%

        2,000   Washington State Healthcare Facilities Authority, Revenue            12/07 at 101.00         AAA          2,070,340
                 Bonds, Series 1997A, Catholic Health Initiatives,
                 5.125%, 12/01/17 - MBIA Insured

        6,715   Washington State Healthcare Facilities Authority, Revenue            10/11 at 100.00         AAA          7,040,139
                 Bonds, Series 2001A, Providence Health System,
                 5.125%, 10/01/17 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 1.6%

        4,000   Wisconsin Housing and Economic Development Authority,                 3/12 at 100.00          AA          4,135,319
                 Homeownership Revenue Bonds, 2002 Series G,
                 4.850%, 9/01/17
------------------------------------------------------------------------------------------------------------------------------------
$     243,150   Total Long-Term Investments (cost $241,859,890) - 98.3%                                                 250,091,518
=============-----------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 0.4%

        1,000   Allentown Commercial and Industrial Development Authority,                                   N/R          1,000,000
                 Pennsylvania, Development Revenue Bonds, Diocese of
                 Allentown, Variable Rate Demand Bonds, 1.200%, 12/01/29+
------------------------------------------------------------------------------------------------------------------------------------
$       1,000   Total Short-Term Investments (cost $1,000,000)                                                            1,000,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.3%                                                                      3,263,690
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $254,355,208
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    # On December 9, 2002, UALCorporation, the holding company of United Air Lines, Inc. filed for federal bankruptcy protection. Subsequent to the reporting period, the Adviser determined that it was likely
                         United would not remain current on their interest payment obligations with respect to these bonds and thus has stopped accruing interest.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                                       19



                            Nuveen Select Tax-Free Income Portfolio 3 (NXR)
                            Portfolio of
                                    INVESTMENTS March 31, 2003

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 0.3%

$         500   The Marshall County Healthcare Authority, Alabama, Revenue            1/12 at 101.00          A-        $   534,770
                 Bonds, Series 2002A, 6.250%, 1/01/22


------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 6.9%

        2,105   Azusa Unified School District, Los Angeles County, California,        7/12 at 100.00         AAA          2,263,570
                 General Obligation Bonds, Series 2002, 5.375%, 7/01/21 -
                 FSA Insured

        3,350   State of California Department of Water Resources, Power              5/12 at 101.00          A3          3,855,817
                 Supply Revenue Bonds, Series 2002A, 6.000%, 5/01/14

        3,000   State Public Works Board of the State of California, Lease           11/04 at 102.00         Aaa          3,329,160
                 Revenue Bonds, Department of Corrections, 1994 Series A,
                 California State Prison, Monterey County (Soledad II),
                 6.875%, 11/01/14 (Pre-refunded to 11/01/04)

          500   City of Fresno, California, Health Facility Revenue Refunding        12/03 at 102.00         AAA            522,935
                 Bonds, Series 1993A, Holy Cross Health System Corporation,
                 5.625%, 12/01/18 - MBIA Insured

        3,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00           A          2,778,000
                 Tobacco Settlement Asset-Backed Bonds, Series 2003-A1,
                 6.750%, 6/01/39


------------------------------------------------------------------------------------------------------------------------------------
                COLORADO - 4.0%

        4,000   Colorado Health Facilities Authority, Revenue Bonds, Catholic         9/12 at 100.00          AA          4,167,120
                 Health Initiatives, Series 2002A, 5.500%, 3/01/22

        2,700   City and County of Denver, Colorado, Airport System Revenue             No Opt. Call           A          3,330,099
                 Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                CONNECTICUT - 0.1%

          250   State of Connecticut, Health and Educational Facilities Authority,    7/03 at 101.00         AAA            256,308
                 Revenue Bonds, Bridgeport Hospital Issue, Series A,
                 6.625%, 7/01/18 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 2.4%

                District of Columbia, Washington D.C., General Obligation Bonds,
                Series 1993E:
          445    6.000%, 6/01/13 (Pre-refunded to 6/01/03) - MBIA Insured             6/03 at 102.00         AAA            457,531
        1,305    6.000%, 6/01/13 - MBIA Insured                                       6/03 at 102.00         AAA          1,341,475
        2,495    6.000%, 6/01/13 - MBIA Insured                                       6/03 at 102.00         AAA          2,562,789


------------------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 5.0%

        4,000   Jacksonville Electric Authority, Florida, Electric System Revenue    10/07 at 100.00         AA-          3,949,400
                 Bonds, Series 2002D Subordinate Lien, 4.625%, 10/01/22

        5,020   Jacksonville Electric Authority, Florida, St. John's River Power     10/11 at 100.00          AA          5,284,403
                 Park System Revenue Bonds, Issue 2, 17th Series 2002
                 Refunding, 5.000%, 10/01/18


------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 22.0%

        3,000   Village of Bryant, Illinois, Pollution Control Revenue Refunding      8/03 at 101.00          A2          2,981,340
                 Bonds, Central Illinois Light Company  Project, Series 1992,
                 6.500%, 2/01/18

        2,475   Chicago Metropolitan Housing Development Corporation,                 7/03 at 101.00          AA          2,527,990
                 Illinois, Housing Development Revenue Refunding Bonds,
                 FHA-Insured Mortgage Loans - Section 8 Assisted Projects,
                 Series 1992A, 6.850%, 7/01/22

        2,550   City of Chicago, Illinois, Mortgage Revenue Bonds, Series 1992,       6/03 at 101.00         AAA          2,598,221
                 FHA-Insured Mortgage Loan - Lakeview Towers Project,
                 6.600%, 12/01/20

          700   City of Chicago, Illinois, Chicago O'Hare International Airport,        No Opt. Call          Ca             61,250
                 Special Facility Revenue Refunding Bonds, United Air Lines,
                 Inc. Project, Series 2001C, 6.300%, 5/01/16#

        1,700   City of Chicago, Illinois, Chicago O'Hare International Airport,      7/03 at 102.00         AAA          1,738,352
                 General Airport Second Lien Revenue Refunding Bonds,
                 Series 1993A, 5.600%, 1/01/18 (Alternative Minimum Tax) -
                 MBIA Insured


                                       20

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       1,930   Illinois Development Finance Authority, Revenue Bonds,                5/11 at 101.00        BBB+        $ 2,047,209
                 Midwestern University, Series 2001B, 5.750%, 5/15/16

        1,500   Illinois Health Facilities Authority, Revenue Bonds, Series 1992C,      No Opt. Call      N/R***          1,791,435
                 Evangelical Hospitals Corporation, 6.250%, 4/15/22

        4,000   Illinois Health Facilities Authority, Revenue Bonds,                  9/06 at 100.00         AAA          4,637,400
                 Series 1992B, Franciscan Sisters Health Care Corporation
                 Project, 6.625%, 9/01/13 (Pre-refunded to 9/01/06) -
                 MBIA Insured

        4,480   Illinois Health Facilities Authority, Revenue Bonds, University       8/11 at 103.00         Aa1          4,882,573
                 of Chicago Project, Series 1985A Remarketed, 5.500%, 8/01/20

        2,225   Illinois Health Facilities Authority, Revenue Bonds, Elmhurst         1/13 at 100.00          A2          2,463,609
                 Memorial Healthcare, Series 2002 Refunding, 6.250%, 1/01/17

          620   Illinois Housing Development Authority, Homeowner Mortgage            2/10 at 100.00          AA            666,134
                 Revenue Bonds, Series 2000-D3, 5.700%, 8/01/17

        5,700   State of Illinois, Sales Tax Revenue Bonds, First Series 2002,        6/13 at 100.00         AAA          5,890,722
                 5.000%, 6/15/22

        2,000   State of Illinois, Build Illinois Bonds, Sales Tax Revenue Bonds,     6/07 at 101.00         AAA          2,237,320
                 Series X, 5.600%, 6/15/17

        6,000   Metropolitan Pier and Exposition Authority, Illinois, McCormick       6/12 at 101.00         AAA          6,215,580
                 Place Expansion Project Refunding Revenue Bonds,
                 Series 2002B, 5.000%, 6/15/21 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                INDIANA - 4.5%

        3,500   Indiana Health Facility Financing Authority, Hospital Revenue         9/11 at 100.00          A+          3,549,735
                 Bonds, Series 2001, The Methodist Hospital Inc.,
                 5.375%, 9/15/22

        2,000   Indianapolis Local Public Improvement Bond Bank, Indiana,             7/12 at 100.00         AAA          2,077,800
                 Revenue Refunding Bonds, Series 2002A, Waterworks Project,
                 5.250%, 7/01/33 - MBIA Insured

        2,725   Warrick County, Indiana, Environmental Improvement Revenue            5/03 at 102.00          A-          2,781,571
                 Bonds, 1993 Series B, Southern Indiana Gas and Electric
                 Company Project, 6.000%, 5/01/23 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                IOWA - 2.8%

                Tobacco Settlement Authority, Iowa, Tobacco Settlement
                Asset-Backed Revenue Bonds, Series 2001B:
        3,500    5.300%, 6/01/25                                                      6/11 at 101.00           A          2,894,290
        2,850    5.600%, 6/01/35                                                      6/11 at 101.00           A          2,199,459


------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 0.3%

          500   Massachusetts Health and Educational Facilities Authority,            7/11 at 101.00         AA-            555,185
                 Revenue Bonds, Partners HealthCare System Issue, Series C,
                 6.000%, 7/01/17


------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 9.4%

        4,000   Michigan State Housing Development Authority, Single Family           6/06 at 102.00         AA+          4,240,440
                 Mortgage Revenue Bonds, 1996 Series C, 5.950%, 12/01/17

          235   Michigan State Hospital Finance Authority, Revenue and Refunding      8/03 at 102.00        BBB-            214,322
                 Bonds, The Detroit Medical Center Obligated Group,
                 Series 1993A, 6.500%, 8/15/18

        2,900   Michigan State Hospital Finance Authority, Revenue Bonds,            12/12 at 100.00         AA-          2,932,451
                 Trinity Health Credit, Series 2002C Refunding,
                 5.375%, 12/01/30

        8,240   Michigan State Housing Development Authority, Limited                 9/03 at 102.00         AAA          8,454,982
                 Obligation Multifamily Housing Revenue Bonds, Greenwood
                 Villa Project, Series 1992, 6.625%, 9/15/17 - FSA Insured

        1,600   Plymouth-Canton Community Schools, Counties of Wayne                  5/09 at 100.00         AAA          1,640,272
                 and Washtenaw, State of Michigan, 1999  School Building
                 and Site General Obligation Unlimited Tax Bonds,
                 4.750%, 5/01/18


------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA - 1.9%

        3,500   Nebraska Public Power District, General Revenue Bonds,                1/13 at 100.00         AAA          3,566,045
                 Series 2002B, 5.000%, 1/01/33 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                NEVADA - 4.9%

        4,000   Director of the State of Nevada, Department of Business               1/10 at 100.00         AAA          4,125,160
                 and Industry, Las Vegas Monorail Project Revenue Bonds,
                 1st Tier Series 2000, 5.375%, 1/01/40 - AMBAC Insured

        4,510   Reno, Nevada, Capital Improvement Revenue Bonds,                      6/12 at 100.00         AAA          4,854,203
                 Series 2002, 5.500%, 6/01/22 - FGIC Insured


                                       21


                            Nuveen Select Tax-Free Income Portfolio 3 (NXR) (continued)
                                   Portfolio of INVESTMENTS March 31, 2003
    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW HAMPSHIRE - 1.1%

$       1,885   New Hampshire Housing Finance Authority, Single Family                5/11 at 100.00         Aa2        $ 1,971,917
                 Mortgage Acquisition Bonds, Series 2001A, 5.600%, 7/01/21
                 (Alternative Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 3.6%

        2,335   Long Island Power Authority, New York, Electric System General        9/11 at 100.00          A-          2,414,717
                 Revenue Bonds, Series 2001A, 5.375%, 9/01/21

           35   The City of New York, New York, General Obligation Bonds,             8/03 at 100.75           A             35,398
                 Fiscal 1992 Series B, 7.000%, 2/01/18

        2,130   Dormitory Authority of the State of New York, City University           No Opt. Call          A3          2,570,995
                 System Consolidated Second General Resolution Revenue
                 Bonds, Series 1990C, 7.500%, 7/01/10

        1,485   New York State Medical Care Facilities Finance Agency, Hospital       8/04 at 100.00         AAA          1,588,029
                 and Nursing Home FHA-Insured Mortgage Revenue Bonds,
                 1992 Series C, 6.250%, 8/15/12 (Pre-refunded to 8/15/04)


------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA - 4.3%

        5,000   North Carolina Municipal Power Agency Number 1, Catawba               1/13 at 100.00         AAA          5,405,750
                 Electric Revenue Bonds, Series 2003A, 5.250%, 1/01/18 -
                 MBIA Insured

        2,345   Piedmont Triad Airport Authority, North Carolina, Airport             7/11 at 101.00         AAA          2,544,489
                 Revenue Bonds, Series 2001A, 5.250%, 7/01/16 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 3.2%

        2,435   Dauphin County Industrial Development Authority, Pennsylvania,          No Opt. Call          A-          3,025,561
                 Water Development Refunding Revenue Bonds, Series 1992B,
                 Dauphin Consolidated Water Supply Company, 6.700%, 6/01/17

        1,755   Pennsylvania Higher Educational Facilities Authority, Drexel          5/03 at 102.00           A          1,796,927
                 University Revenue Bonds, Series 1993, 6.375%, 5/01/17

        1,000   Philadelphia Authority for Industrial Development, Pennsylvania,      7/11 at 101.00         AAA          1,072,170
                 Airport Revenue Bonds, Series 2001A, Philadelphia Airport
                 System Project, 5.500%, 7/01/17 (Alternative Minimum Tax) -
                 FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                SOUTH CAROLINA - 2.2%

        1,500   Lexington County Health Services District, South Carolina,           11/13 at 100.00           A          1,621,785
                 Hospital Revenue Bonds, Series 2003 Refunding and
                 Improvement, 6.000%, 11/01/18

        2,500   South Carolina Jobs Economic Development Authority, Revenue          11/12 at 100.00          A-          2,525,725
                 Bonds, Bon Secours Health System, Inc., Series 2002A,
                 5.625%, 11/15/30


------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE - 1.1%

        2,000   Knox County Health, Educational and Housing Facilities Board,         4/12 at 101.00        Baa2          2,062,720
                 Tennessee, Hospital Facilities Revenue Bonds, Baptist Health
                 System of East Tennessee, Series 2002, 6.375%, 4/15/22


------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 12.5%

        3,755   Grand Prairie Industrial Development Authority, Texas, Industrial     6/03 at 102.00           A          3,844,444
                 Development Revenue Refunding Bonds, Series 1992, Baxter
                 International Inc. Project, 6.550%, 12/01/12

        2,500   Harris County Health Facilities Development Corporation,             10/04 at 101.00         AAA          2,716,500
                 Texas, Hospital Revenue Bonds, Hermann Hospital,
                 Series 1994, 6.375%, 10/01/17 (Pre-refunded to 10/01/04) -
                 MBIA Insured

        3,000   City of Houston, Texas, Airport System Subordinate Lien Revenue       7/12 at 100.00         AAA          3,282,930
                 Bonds, Series 2002B, 5.500%, 7/01/18

        3,125   Katy Independent School District, Counties of Harris, Fort Bend       2/12 at 100.00         AAA          3,154,938
                 and Waller, Texas, General Obligation Bonds, Series 2002A,
                 5.000%, 2/15/32

        5,000   North Central Texas Health Facilities Development Corporation,        5/06 at 102.00         AA-          5,147,700
                 Hospital Revenue Refunding Bonds, Baylor Health Care System
                 Project, Series 1995, 5.250%, 5/15/16

        4,750   Sam Rayburn Municipal Power Agency, Texas, Power Supply              10/12 at 100.00          AA          5,062,835
                 System Revenue Refunding Bonds, Series 2002A,
                 5.500%, 10/01/17 - RAAI Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.9%

        1,710   Intermountain Power Agency, Utah, Power Revenue Refunding             7/06 at 102.00          A+          1,733,889
                  Bonds, 1996 Series D, 5.000%, 7/01/21


------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 2.1%

        3,880   State of Washington, General Obligation Bonds,                       10/03 at 100.00         AA+          3,880,077
                 Series 1993A, 4.500%, 10/01/18


                                       22

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WEST VIRGINIA - 3.0%

$       2,500   Berkeley County Building Commission, West Virginia, Hospital          5/03 at 102.00        BBB-        $ 2,505,499
                 Revenue Bonds, City Hospital Project, Series 1992,
                 6.500%, 11/01/09

        3,000   Mason County, West Virginia, Pollution Control Revenue Bonds,         4/03 at 102.00         BBB          3,019,919
                 Appalachian Power Company Project, Series 1992J,
                 6.600%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------------
$     175,235   Total Long-Term Investments (cost $176,205,467) - 98.5%                                                 182,443,341
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                      2,693,396
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $185,136,737
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Such securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.

                    # On December 9, 2002, UALCorporation, the holding company of United Air Lines, Inc. filed for federal bankruptcy protection. Subsequent to the reporting period, the Adviser determined that it was likely
                         United would not remain current on their interest payment obligations with respect to these bonds and thus has stopped accruing interest.

                                 See accompanying notes to financial statements.


                                       23


                            Nuveen California Select Tax-Free Income Portfolio (NXC)
                            Portfolio of
                                    INVESTMENTS March 31, 2003

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.2%

$       2,000   California County Tobacco Securitization Agency, Tobacco              6/12 at 100.00           A        $ 1,957,360
                 Settlement Asset-Backed Revenue Bonds, Fresno County Tobacco
                 Funding Corporation, Series 2002, 5.625%, 6/01/23


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 14.3%

        1,410   California Educational Facilities Authority, Refunding Revenue        4/03 at 100.00         AAA          1,415,273
                 Bonds, Series 1992, Loyola Marymount University,
                 6.000%, 10/01/14 - MBIA Insured

        1,000   California Educational Facilities Authority, Revenue Bonds,          12/09 at 101.00         AAA          1,029,340
                 Stanford University, Series 1999P, 5.000%, 12/01/23

          750   California Educational Facilities Authority, Revenue Bonds,           8/09 at 100.00          A1            781,440
                 Pepperdine University, Series 2002A, 5.500%, 8/01/32

        2,600   California Educational Facilities Authority, Revenue Bonds,          11/11 at 100.00          A2          2,727,088
                 University of the Pacific, Series 2002, 5.250%, 11/01/21

        1,000   California Educational Facilities Authority, Revenue Bonds,          10/12 at 100.00          A2          1,054,850
                 University of San Diego, Series 2002A, 5.500%, 10/01/32

        3,000   California Infrastructure and Economic Development Bank,             10/11 at 101.00          A-          3,207,120
                 Revenue Bonds, Series 2001, The J. David Gladstone Institutes
                 Project, 5.500%, 10/01/19

        2,000   State Public Works Board of the State of California, Lease           10/12 at 100.00         AAA          2,057,140
                  Revenue Bonds, Regents of the University of California,
                 2002 Series A, UCLA Replacement Hospitals,
                 5.000%, 10/01/22

          750   California Statewide Communities Development Authority,               8/12 at 100.00           A            772,845
                 Student Housing Revenue Bonds, EAH-East Campus
                 Apartment LLC, Series 2002A, 5.500%, 8/01/22 -
                 ACA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 14.3%

        2,500   California Health Facilities Financing Authority, Insured Hospital    4/03 at 102.00         AAA          2,586,000
                 Revenue Bonds, Scripps Memorial Hospitals, Series 1992A,
                 6.400%, 10/01/12 - MBIA Insured

        4,000   California Health Facilities Financing Authority, Insured Hospital    8/03 at 101.00         AAA          4,095,280
                 Revenue Bonds, San Diego Hospital Association, Series 1992B,
                 6.125%, 8/01/11 - MBIA Insured

        2,000   California Infrastructure and Economic Development Bank,              8/11 at 102.00           A          2,043,220
                 Revenue Bonds, Kaiser Hospital Assistance I-LLC, Series 2001A,
                 5.550%, 8/01/31

        1,880   California Statewide Communities Development Authority,               6/07 at 101.00         AAA          2,074,730
                 Revenue Bonds, Los Angeles Orthopaedic Hospital Foundation
                 and Orthopaedic Hospital, Series 2000, 5.500%, 6/01/17 -
                 AMBAC Insured

        1,500   California Statewide Communities Development Authority,              11/09 at 102.00           A          1,521,540
                 Insured Mortgage Hospital Revenue Bonds, Mission Community
                 Hospital, Series 2001, 5.375%, 11/01/26

          790   Central Joint Powers Health Financing Authority, Certificates         8/03 at 100.00        Baa1            734,945
                 of Participation, Series 1993, Community Hospital of Central
                 California, 5.000%, 2/01/23


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.7%

        1,500   ABAG Finance Authority for Nonprofit Corporations, California,       11/12 at 100.00           A          1,512,450
                 Insured Senior Living Revenue Bonds, Odd Fellows Home of
                 California, Series 2003A, 5.200%, 11/15/22


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 18.1%

        2,000   Antelope Valley Union High School District, Los Angeles               8/12 at 101.00         AAA          2,044,260
                 County, California, General Obligation Bonds, Series 2002A,
                 5.000%, 2/01/27 - MBIA Insured

        1,500   Beverly Hills Unified School District, Los Angeles County,            8/12 at 100.00          AA          1,530,750
                 California, General Obligation Bonds, Series  2002A,
                 5.000%, 8/01/26


                                       24

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Golden West Schools Financing Authority, California, 1999
                Revenue Bonds, Series A, School District General Obligation
                Refunding Program:
$       4,650    0.000%, 8/01/16 - MBIA Insured                                         No Opt. Call         AAA        $ 2,504,537
        1,750    0.000%, 2/01/17 - MBIA Insured                                         No Opt. Call         AAA            907,358
        2,375    0.000%, 8/01/17 - MBIA Insured                                         No Opt. Call         AAA          1,202,534
        2,345    0.000%, 2/01/18 - MBIA Insured                                         No Opt. Call         AAA          1,141,147

                Mountain View-Los Altos Union High School District, County of
                Santa Clara, California, 1995 General Obligation Capital
                Appreciation Bonds, Series C:
        1,015    0.000%, 5/01/17 - MBIA Insured                                         No Opt. Call         AAA            521,487
        1,080    0.000%, 5/01/18 - MBIA Insured                                         No Opt. Call         AAA            520,754

        2,000   North Orange County Community College District, California,           8/12 at 101.00         AAA          2,072,580
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/22 -
                 MBIA Insured

        4,000   City of Oakland, Alameda County, California, General Obligation       6/03 at 101.00         AAA          4,094,680
                 Bonds, Series 1992, 6.000%, 6/15/17 - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 5.9%

        3,500   State Public Works Board of the State of California, Lease              No Opt. Call         AAA          4,340,070
                 Revenue Bonds, Department of Corrections, 1991 Series A,
                 Calipatria State Prison in Imperial County, 6.500%, 9/01/17 -
                 MBIA Insured

        1,000   Santa Clara County Board of Education, California, Certificates       4/12 at 101.00         AAA          1,020,920
                 of Participation, Series 2002, 5.000%, 4/01/25 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 13.9%

        5,000   Harbor Department of the City of Los Angeles, California,             8/11 at 100.00         AAA          5,335,000
                 Revenue Refunding Bonds, Series 2001B, 5.500%, 8/01/17
                 (Alternative Minimum Tax) - AMBAC Insured

        3,675   Palm Springs Financing Authority, California, Palm Springs            7/03 at 101.00         AAA          3,723,400
                 Regional Airport, Revenue Bonds, Series 1992,
                 6.000%, 1/01/12 (Alternative Minimum Tax) - MBIA Insured

        1,000   Port of Oakland, California, Revenue Bonds, Series 2002M,            11/12 at 100.00         AAA          1,072,720
                 5.250%, 11/01/20 - FGIC Insured
        2,500   Port of Oakland, California, Revenue Bonds, Series 2002N,            11/12 at 100.00         AAA          2,533,150
                 5.000%, 11/01/22 (Alternative Minimum Tax) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 9.4%

        2,925   Department of Water and Power of the City of Los Angeles,             5/03 at 102.00         AAA          2,938,075
                 California, Water Works Refunding  Revenue Bonds,
                 Second Issue 1993, 4.500%, 5/15/18 (Pre-refunded
                 to 5/15/03) - FGIC Insured

        1,200   Los Angeles County Metropolitan Transportation Authority,             7/03 at 102.00         AAA          1,237,752
                 California, Proposition A Sales Tax Revenue Refunding
                 Bonds, Series 1993-A, 5.625%, 7/01/18 (Pre-refunded
                 to 7/01/03) - MBIA Insured

        4,000   San Diego County, California, Certificates of Participation,          8/04 at 102.00         AAA          4,377,760
                 1994 Inmate Reception Center and Cooling Plant Financing,
                 6.750%, 8/01/14 (Pre-refunded to 8/01/04) - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 9.2%

                State of California Department of Water Resources, Power Supply
                Revenue Bonds, Series 2002A:
        2,000    5.750%, 5/01/17                                                      5/12 at 101.00          A3          2,205,060
        2,000    5.125%, 5/01/19                                                      5/12 at 101.00          A3          2,074,880

        2,550   M-S-R Public Power Agency, California, San Juan Project Revenue       7/03 at 100.00         AAA          2,578,305
                 Bonds, Series 1991E, 6.000%, 7/01/22 - MBIA Insured

        1,225   Turlock Irrigation District, California, Revenue Bonds,                 No Opt. Call         AAA          1,468,261
                 Series 1992A Refunding, 6.250%, 1/01/12 - MBIA Insured


                                       25


                            Nuveen California Select Tax-Free Income Portfolio (NXC) (continued)
                                   Portfolio of INVESTMENTS March 31, 2003

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 6.5%

$       3,000   Contra Costa Water District, Contra Costa County, California,        10/04 at 102.00         AAA        $ 3,031,139
                 Water Revenue Bonds, Series G, 5.000%, 10/01/24 -
                 MBIA Insured

        2,800   The City of Los Angeles, California, Wastewater System                6/08 at 101.00         AAA          2,863,251
                 Revenue Bonds, Series 1998-A, 5.000%, 6/01/23 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
$      89,770   Total Long-Term Investments (cost $83,113,179) - 95.5%                                                   86,910,451
=============-----------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 0.5%

          500   Southern California Metropolitan Water District, Waterworks                               VMIG-1            500,000
                 Revenue Bonds, Series C-2, Variable Rate Demand Bonds,
                 1.050%, 7/01/36+
------------------------------------------------------------------------------------------------------------------------------------
$         500   Total Short-Term Investments (cost $500,000)                                                                500,000
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.0%                                                                      3,564,671
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $90,975,122
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.

                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.


                                       26


                            Nuveen New York Select Tax-Free Income Portfolio (NXN)
                            Portfolio of
                                    INVESTMENTS March 31, 2003

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 2.5%

$       1,500   TSASC, Inc., New York, Tobacco Asset-Backed Bonds,                    7/12 at 100.00         Aa1        $ 1,412,940
                 Series 2002-1, 5.500%, 7/15/24


------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 14.8%

        1,700   Town of Amherst Industrial Development Agency, New York,              8/12 at 101.00         AAA          1,757,443
                 Civic Facility Revenue Bonds, UBF Faculty-Student Housing
                 Corporation Creekside Project, 2002 Series A, 5.000%, 8/01/22 -
                 AMBAC Insured

        1,000   New York City Industrial Development Agency, New York, Civic         11/04 at 102.00         AAA          1,092,030
                 Facility Revenue Bonds, USTA National  Tennis Center
                 Incorporated Project, 6.375%, 11/15/14 - FSA Insured

          570   Dormitory Authority of the State of New York, City University           No Opt. Call         AAA            689,164
                 System Consolidated Second General Resolution Revenue
                 Bonds, Series 1990C, 7.500%, 7/01/10 - FGIC Insured

        1,100   Dormitory Authority of the State of New York, Mount Sinai             7/03 at 100.00         AAA          1,115,664
                 School of Medicine, Insured Revenue Bonds, Series 1991,
                 6.750%, 7/01/15 - MBIA Insured

        1,425   Dormitory Authority of the State of New York, Rochester               7/07 at 101.00         AAA          1,496,521
                 Institute of Technology, Insured Revenue Bonds, Series 1997,
                 5.250%, 7/01/22 - MBIA Insured

        1,430   Dormitory Authority of the State of New York, Revenue Bonds,          7/11 at 101.00         AA-          1,451,092
                 Upstate Community Colleges, 2002 Series A, 5.000%, 7/01/23

          785   Dormitory Authority of the State of New York, Insured Revenue         7/12 at 100.00         AAA            806,297
                 Bonds, Iona College, Series 2002, 5.000%, 7/01/22 -
                 XLCA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 6.4%

          500   New York City Health and Hospitals Corporation, New York,             2/13 at 100.00         AAA            528,170
                 Health System Revenue Bonds, Series 2003A,
                 5.250%, 2/15/21 - AMBAC Insured

        1,680   Dormitory Authority of the State of New York, Winthrop                7/11 at 101.00         AAA          1,811,897
                 University Hospital Association Revenue Bonds, Winthrop
                 South Nassau University Health System Obligated Group,
                 Series 2001A, 5.250%, 7/01/17 - AMBAC Insured

        1,195   Dormitory Authority of the State of New York, South Nassau            7/11 at 101.00         AAA          1,288,819
                 Communities Hospital Revenue Bonds, Winthrop South Nassau
                 University Health System Obligated Group, Series 2001B,
                 5.250%, 7/01/17 - AMBAC Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/MULTIFAMILY - 8.3%

        1,000   East Rochester Housing Authority, New York, Revenue Bonds,           12/12 at 103.00         AAA          1,056,630
                 Saint Mary's Residence Project, GNMA/FHA Secured,
                 Series 2002A, 5.375%, 12/20/22

        1,310   New Hartford Housing Development Corporation, New York,               7/03 at 100.00         AAA          1,312,109
                 Mortgage Revenue Refunding Bonds, Series 1992-A, Village
                 Point Project - FHA-Insured Mortgage Loan Section 8 Assisted
                 Project, 7.375%, 1/01/24 - MBIA Insured

        1,000   New Hartford-Sunset Woods Funding Corporation, New York,              8/12 at 101.00         AAA          1,059,510
                 FHA-Insured Mortgage Revenue Bonds, Sunset Woods
                 Apartments II Project, Series 2002, 5.350%, 2/01/20

        1,245   New York State Housing Finance Agency, Insured Multifamily            8/03 at 101.00         AAA          1,271,805
                 Housing Mortgage Revenue Bonds, Series 1992C, FHA-Insured,
                 6.450%, 8/15/14 - MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY - 8.2%

        2,500   State of New York Mortgage Agency, Mortgage Revenue                   4/11 at 100.00         Aaa          2,564,875
                 Bonds, Thirty First Series A, 5.300%, 10/01/31 (Alternative
                 Minimum Tax)

        2,000   State of New York Mortgage Agency, Homeowner Mortgage                10/11 at 100.00         Aa1          2,072,840
                 Revenue Bonds, Series 101, 5.000%, 10/01/18 (Alternative
                 Minimum Tax)


------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 9.0%

        2,000   East Rochester Housing Authority, New York, Jewish Home               8/12 at 101.00         AAA          2,062,440
                 of Rochester Revenue Bonds, FHA-Insured Mortgage,
                 Series 2002 Refunding, 4.625%, 2/15/17

        1,000   New York City Industrial Development Agency, New York,               11/12 at 101.00         AAA          1,007,960
                 GNMA Collateralized Mortgage Revenue  Bonds, Eger Harbor
                 House Inc. Project, Series 2002A, 4.950%, 11/20/32


                                       27


                            Nuveen New York Select Tax-Free Income Portfolio (NXN) (continued)
                                   Portfolio of INVESTMENTS March 31, 2003

    PRINCIPAL                                                                          OPTIONAL CALL                         MARKET
 AMOUNT (000)   DESCRIPTION                                                              PROVISIONS*   RATINGS**              VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE (continued)

$       2,000   Dormitory Authority of the State of New York, Norwegian               8/11 at 101.00         AAA        $ 2,055,580
                 Christian Home and Health Center, FHA-Insured Mortgage
                 Nursing Home Revenue Bonds, Series 2001, 5.200%, 8/01/36 -
                 MBIA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 5.0%

                Town of Clarkstown, Rickland County, New York, Various Purposes
                Serial Bonds, Series 1992:
          505    5.600%, 6/15/10 - AMBAC Insured                                        No Opt. Call         AAA            580,735
          525    5.600%, 6/15/11 - AMBAC Insured                                        No Opt. Call         AAA            602,894
          525    5.600%, 6/15/12 - AMBAC Insured                                        No Opt. Call         AAA            609,751

        1,000   West Islip Union Free School District, Suffolk County, New York,     10/10 at 100.00         Aaa          1,055,290
                 General Obligation Bonds, Series 2001, 5.000%, 10/01/17 -
                 FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 3.2%

        1,000   Nassau County Interim Finance Authority, New York, Sales Tax         11/06 at 101.00         AAA          1,026,820
                 Secured Revenue Bonds, Series 2001-A2, 5.125%, 11/15/21 -
                 AMBAC Insured

          750   New York State Thruway Authority, Second General Highway              4/13 at 100.00         AAA            789,645
                 and Bridge Trust Fund Bonds, Series 2003A, 5.250%, 4/01/23 -
                 MBIA Insured (WI, settling 4/03/03)


------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 4.8%

        2,500   The Port Authority of New York and New Jersey, Consolidated           1/05 at 101.00         AAA          2,700,425
                 Bonds, Ninety-Seventh Series, 6.500%, 7/15/19 (Alternative
                 Minimum Tax) - FGIC Insured


------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 15.1%

        1,000   The City of New York, New York, General Obligation Bonds,             8/04 at 101.00         AAA          1,089,160
                 Fiscal 1995 Series B1, 6.950%, 8/15/12 (Pre-refunded to
                 8/15/04) - MBIA Insured

        1,465   Dormitory Authority of the State of New York, Judicial Facilities       No Opt. Call         AAA          1,845,944
                 Lease Revenue Bonds, Suffolk County Issue, Series 1986,
                 7.375%, 7/01/16

        1,865   New York State Medical Care Facilities Finance Agency, Hospital       8/04 at 100.00         AAA          1,994,394
                 and Nursing Home FHA-Insured Mortgage Revenue Bonds,
                 1992 Series C, 6.250%, 8/15/12 (Pre-refunded to 8/15/04) -
                 MBIA Insured

        2,500   New York State Medical Care Facilities Finance Agency,                2/05 at 102.00         AAA          2,802,700
                 New York Hospital FHA-Insured Mortgage Revenue Bonds,
                 Series 1994A, 6.750%, 8/15/14 (Pre-refunded to 2/15/05) -
                 AMBAC Insured

          200   New York State Thruway Authority, Highway and Bridge Trust            4/05 at 102.00         AAA            215,646
                 Fund Bonds, Series 1995B, 5.125%, 4/01/15 (Pre-refunded
                 to 4/01/05) - MBIA Insured

          485   Suffolk County Water Authority, New York, Waterworks Revenue            No Opt. Call         AAA            584,949
                 Bonds, Series 1986-V, 6.750%, 6/01/12


------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 3.6%

        2,000   Long Island Power Authority, New York, Electric System General        6/08 at 101.00         AAA          2,050,480
                 Revenue Bonds, Series 1998A, 5.125%, 12/01/22 - FSA Insured


------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 13.7%

        2,500   New York City Municipal Water Finance Authority, New York,            6/11 at 101.00          AA          2,558,775
                 Water and Sewer System Revenue Bonds, Fiscal 2001 Series C,
                 5.125%, 6/15/33

                New York State Environmental Facilities Corporation, State Clean
                Water and Drinking Water Revolving Funds Revenue Bonds, New York
                City Municipal Water Finance Authority Projects, Second
                Resolution Bonds, Series 2002B:
        2,000    5.250%, 6/15/19                                                      6/12 at 100.00         AAA          2,151,720
        3,000    5.000%, 6/15/27                                                      6/12 at 100.00         AAA          3,047,370
------------------------------------------------------------------------------------------------------------------------------------
$      50,760   Total Long-Term Investments (cost $50,794,344) - 94.6%                                                    53,620,484
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 5.4%                                                                      3,062,594
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $56,683,078
                ====================================================================================================================

                    * Optional Call Provisions (not covered by the report of independent auditors): Dates (month and year) and prices of the earliest optional call or redemption.
                         There may be other call provisions at varying prices at later dates.


                    ** Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.

                    (WI) Security purchased on a when-issued basis.

                                 See accompanying notes to financial statements.


                                       28

                      Statement of
                        ASSETS AND LIABILITIES March 31, 2003

                                                        SELECT             SELECT            SELECT       CALIFORNIA        NEW YORK
                                                       TAX-FREE        TAX-FREE 2        TAX-FREE 3  SELECT TAX-FREE SELECT TAX-FREE
                                                          (NXP)             (NXQ)             (NXR)            (NXC)           (NXN)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value
   (cost $222,064,328, $242,859,890, $176,205,467,
   $83,613,179 and $50,794,344, respectively)     $236,387,538      $251,091,518      $182,443,341      $87,410,451     $53,620,484
Cash                                                   146,256                --                --           84,346         549,403
Receivables:
   Interest                                          4,173,467         4,216,796         2,987,853        1,340,453         745,664
   Investments sold                                  2,105,000                --           249,900        2,193,000       2,594,167
Other assets                                            73,495            77,230            59,069           32,172          23,378
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                 242,885,756       255,385,544       185,740,163       91,060,422      57,533,096
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                              --           791,572           419,947               --              --
Payable for investments purchased                           --                --                --               --         786,863
Accrued expenses:
   Surveillance and administration fees                 50,408            63,636            46,694           23,226          14,475
   Other                                               166,465           175,128           136,785           62,074          48,680
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                216,873         1,030,336           603,426           85,300         850,018
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                        $242,668,883      $254,355,208      $185,136,737      $90,975,122     $56,683,078
====================================================================================================================================
Shares outstanding                                  16,378,096        17,607,068        12,964,124        6,257,070       3,907,069
====================================================================================================================================
Net asset value per share outstanding
   (net assets divided by shares outstanding)     $      14.82      $      14.45      $      14.28      $     14.54     $     14.51
====================================================================================================================================
NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share           $    163,781      $    176,071      $    129,641      $    62,571     $    39,071
Paid-in surplus                                    227,635,042       245,690,698       178,372,582       87,121,713      53,605,750
Undistributed (Over-distribution of)
   net investment income                               452,975           (39,416)          (88,622)         (75,837)         30,688
Accumulated net realized gain from investments          93,875           296,227           485,262           69,403         181,429
Net unrealized appreciation of investments          14,323,210         8,231,628         6,237,874        3,797,272       2,826,140
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                        $242,668,883      $254,355,208      $185,136,737      $90,975,122     $56,683,078
====================================================================================================================================

                                 See accompanying notes to financial statements.


                                       29


                      Statement of
                          OPERATIONS Year Ended March 31, 2003
                                                        SELECT            SELECT            SELECT       CALIFORNIA        NEW YORK
                                                      TAX-FREE        TAX-FREE 2        TAX-FREE 3  SELECT TAX-FREE SELECT TAX-FREE
                                                         (NXP)             (NXQ)             (NXR)            (NXC)           (NXN)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                  $13,551,726       $14,424,080       $10,211,719       $4,804,327      $2,994,422
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Surveillance and administration fees                   593,045           752,318           548,102          273,384         169,229
Shareholders' servicing agent fees and expenses         55,966            52,197            28,483           15,104           9,950
Custodian's fees and expenses                           81,816            83,898            61,300           34,593          22,459
Trustees' fees and expenses                             26,806            28,378            18,346           11,525           6,608
Professional fees                                       23,447            22,110            17,933           11,720           9,741
Shareholders' reports - printing and mailing expenses   55,109            60,058            43,441           15,184          12,899
Stock exchange listing fees                             16,274            16,271            16,271           13,840          13,771
Investor relations expense                              48,078            51,033            39,165           15,609          10,503
Other expenses                                           8,651             8,883             7,029            4,894           4,241
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit             909,192         1,075,146           780,070          395,853         259,401
   Custodian fee credit                                (23,687)          (28,142)          (19,033)         (14,688)         (4,940)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                           885,505         1,047,004           761,037          381,165         254,461
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                               12,666,221        13,377,076         9,450,682        4,423,162       2,739,961
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investments                   2,175,032         2,738,597         2,127,842          919,407         630,086
Change in net unrealized appreciation
   (depreciation) of investments                     3,681,890          (417,458)         (545,919)         728,613       1,060,980
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                            5,856,922         2,321,139         1,581,923        1,648,020       1,691,066
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations         $18,523,143       $15,698,215       $11,032,605       $6,071,182      $4,431,027
====================================================================================================================================

                                 See accompanying notes to financial statements.


                                       30


                      Statement of
                            CHANGES IN NET ASSETS
                                      SELECT TAX-FREE (NXP)             SELECT TAX-FREE 2 (NXQ)            SELECT TAX-FREE 3 (NXR)
                                 -----------------------------      ------------------------------      ----------------------------
                                   YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED      YEAR ENDED
                                      3/31/03          3/31/02           3/31/03           3/31/02          3/31/03         3/31/02
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $ 12,666,221     $ 14,424,534      $ 13,377,076      $ 15,094,320      $ 9,450,682    $ 10,498,802
Net realized gain from investments  2,175,032        1,111,671         2,738,597         1,103,729        2,127,842          22,630
Change in net unrealized
   appreciation
   (depreciation) of investments    3,681,890       (7,241,071)         (417,458)       (7,340,586)        (545,919)     (3,682,776)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                 18,523,143        8,295,134        15,698,215         8,857,463       11,032,605       6,838,656
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net
   investment income              (13,364,529)     (14,118,971)      (14,058,896)      (14,816,349)      (9,882,044)    (10,345,370)
From accumulated net realized
   gains from investments          (2,764,623)        (376,696)       (3,171,385)         (297,559)        (850,958)             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
    distributions to shareholders (16,129,152)     (14,495,667)      (17,230,281)      (15,113,908)     (10,733,002)    (10,345,370)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets                    2,393,991       (6,200,533)       (1,532,066)       (6,256,445)         299,603      (3,506,714)
Net assets at the beginning
   of year                        240,274,892      246,475,425       255,887,274       262,143,719      184,837,134     188,343,848
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year    $242,668,883     $240,274,892      $254,355,208      $255,887,274     $185,136,737    $184,837,134
====================================================================================================================================
Undistributed (Over-distribution
   of) net investment
   income at the
   end of year                   $    452,975     $  1,458,982      $    (39,416)       $  703,513        $ (88,622)     $  361,155
====================================================================================================================================

                                 See accompanying notes to financial statements.


                                       31

                      Statement of
                          CHANGES IN NET ASSETS (continued)

                                                                  CALIFORNIA SELECT TAX-FREE (NXC)    NEW YORK SELECT TAX-FREE (NXN)
                                                                -----------------------------------  -------------------------------
                                                                       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                          3/31/03          3/31/02          3/31/03         3/31/02
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                $ 4,423,162       $ 4,853,758      $ 2,739,961     $ 2,848,534
Net realized gain from investments                                       919,407           149,331          630,086         245,948
Change in net unrealized appreciation
   (depreciation) of investments                                         728,613        (2,218,344)       1,060,980      (1,540,357)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   from operations                                                     6,071,182         2,784,745        4,431,027       1,554,125
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From and in excess of net
   investment income                                                  (4,592,689)       (4,805,497)      (2,742,795)     (2,871,874)
From accumulated net realized gains
   from investments                                                     (849,710)         (150,170)        (366,890)             --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
   distributions to shareholders                                      (5,442,399)       (4,955,667)      (3,109,685)     (2,871,874)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                    628,783        (2,170,922)       1,321,342      (1,317,749)
Net assets at the beginning of year                                   90,346,339        92,517,261       55,361,736      56,679,485
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                        $90,975,122       $90,346,339      $56,683,078     $55,361,736
====================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the
   end of year                                                       $   (75,837)      $   107,137      $    30,688     $    30,328
====================================================================================================================================


                                 See accompanying notes to financial statements.


                                       32


                      Notes to
                             FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The Trusts covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen Select Tax-Free Income Portfolio (NXP), Nuveen Select Tax-Free Income Portfolio 2 (NXQ), Nuveen Select Tax-Free Income Portfolio 3 (NXR), Nuveen California Select Tax-Free Income Portfolio (NXC) and Nuveen New York Select Tax-Free Income Portfolio (NXN). The Trusts are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Trust seeks to provide stable dividends consistent with the preservation of capital, exempt from regular federal and designated state income taxes, where applicable, by investing primarily in a diversified portfolio of municipal obligations.

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.


Securities Valuation
The prices of municipal bonds in each Trust's investment portfolio are provided by a pricing service approved by the Trusts' Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Trusts, or its designee, may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.


Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Trusts have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At March 31, 2003, New York Select Tax-Free (NXN) had an outstanding when-issued purchase commitment of $786,863. There were no such outstanding purchase commitments in any of the other Trusts.


Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.


Income Taxes
Each Trust is a separate taxpayer for federal income tax purposes. Each Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Trust intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, where applicable, to retain such tax-exempt status when distributed to shareholders of the Trusts.


Dividends and Distributions to Shareholders
Dividends from tax-exempt net investment income are declared and paid monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. All monthly tax-exempt income dividends paid during the fiscal year ended March 31, 2003, have been designated Exempt Interest Dividends.

                      Notes to
                          FINANCIAL STATEMENTS (continued)



Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.


Derivative Financial Instruments
The Trusts are not authorized to invest in derivative financial instruments.


Custodian Fee Credit
Each Trust has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Trust's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.


Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.


2. TRUST SHARES

None of the Trusts engaged in transactions in their own shares during the fiscal year ended March 31, 2003, nor during the fiscal year ended March 31, 2002.


3. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term municipal securities and short-term securities during the fiscal year ended March 31, 2003, were as follows:

                                                                                   CALIFORNIA     NEW YORK
                                               SELECT        SELECT       SELECT       SELECT       SELECT
                                             TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
                                                (NXP)         (NXQ)        (NXR)        (NXC)        (NXN)
----------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities         $81,856,787  $113,363,131  $89,150,912  $36,447,345  $18,885,884
   Short-term securities                   27,820,000    31,180,000   28,575,000   28,500,000    5,200,000
Sales and maturities:
   Long-term municipal securities          87,466,150   117,430,725   90,046,550   40,657,000   19,237,095
   Short-term securities                   27,320,000    30,180,000   28,575,000   28,000,000    5,200,000
==========================================================================================================

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

At March 31, 2003, the cost of investments were as follows:

                                                                                   CALIFORNIA     NEW YORK
                                              SELECT        SELECT        SELECT       SELECT       SELECT
                                            TAX-FREE    TAX-FREE 2    TAX-FREE 3     TAX-FREE     TAX-FREE
                                               (NXP)         (NXQ)         (NXR)        (NXC)        (NXN)
----------------------------------------------------------------------------------------------------------
Cost of investments                     $221,337,545  $242,614,207  $176,093,666  $83,579,815  $50,790,469
==========================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at March 31, 2003, were as follows:

                                                                                  CALIFORNIA     NEW YORK
                                              SELECT        SELECT       SELECT       SELECT       SELECT
                                            TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
                                               (NXP)         (NXQ)        (NXR)        (NXC)        (NXN)
---------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                          $17,533,499   $11,950,307  $ 7,919,218   $3,915,299   $2,873,766
   Depreciation                           (2,483,506)   (3,472,996)  (1,569,543)     (84,663)     (43,751)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   on investments                        $15,049,993   $ 8,477,311  $ 6,349,675   $3,830,636   $2,830,015
==========================================================================================================


The tax components of undistributed net investment income and net realized gains at March 31, 2003, were as follows:


                                                                                  CALIFORNIA     NEW YORK
                                              SELECT        SELECT       SELECT       SELECT       SELECT
                                            TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
                                               (NXP)         (NXQ)        (NXR)        (NXC)        (NXN)
---------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income         $741,634      $780,129     $539,760     $247,448     $249,538
Undistributed net ordinary income*                --            --        5,254          858           --
Undistributed net long-term capital gains     93,875       296,227      485,262       68,545      181,429
=========================================================================================================

The tax character of distributions paid during the fiscal years ended March 31, 2003 and March 31, 2002, was designated for purposes of the dividends paid deduction as follows:


                                                                                  CALIFORNIA     NEW YORK
                                              SELECT        SELECT       SELECT       SELECT       SELECT
                                            TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
2003                                           (NXP)         (NXQ)        (NXR)        (NXC)        (NXN)
---------------------------------------------------------------------------------------------------------
Distributed from net tax-exempt income   $13,511,932   $14,208,907   $9,995,343   $4,636,488   $2,754,516
Distributed from net ordinary income*         37,830        46,670        3,378           --           --
Distributed from net long-term
   capital gains                           2,726,793     3,133,168      850,958      849,710      366,890
=========================================================================================================
                                                                                  CALIFORNIA     NEW YORK
                                              SELECT        SELECT       SELECT       SELECT       SELECT
                                            TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
2002                                           (NXP)         (NXQ)        (NXR)        (NXC)        (NXN)
---------------------------------------------------------------------------------------------------------
Distributed from net tax-exempt income   $14,151,728   $14,842,760  $10,345,372   $4,805,496   $2,883,595
Distributed from net ordinary income*             --            --           --           --           --
Distributed from net long-term
   capital gains                             376,696       297,559           --      150,170           --
=========================================================================================================

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

                      Notes to
                          FINANCIAL STATEMENTS (continued)



5. SURVEILLANCE AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Trusts' investment management agreements with Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. (formerly, The John Nuveen Company), each Trust pays an annual surveillance and administration fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Trust as follows:


                                                                                 SELECT TAX-FREE 2 (NXQ)
                                                                                 SELECT TAX-FREE 3 (NXR)
                                                                        CALIFORNIA SELECT TAX-FREE (NXC)
AVERAGE DAILY NET ASSETS                        SELECT TAX-FREE (NXP)     NEW YORK SELECT TAX-FREE (NXN)
--------------------------------------------------------------------------------------------------------
For the first $125 million                                     .2500%                            .3000%
For the next $125 million                                      .2375                             .2875
For the next $250 million                                      .2250                             .2750
For the next $500 million                                      .2125                             .2625
For the next $1 billion                                        .2000                             .2500
For net assets over $2 billion                                 .1875                             .2375
========================================================================================================

The fee compensates the Adviser for performing ongoing administration, surveillance and portfolio adjustment services. The Trusts pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Trusts from the Adviser or its affiliates.


6. INVESTMENT COMPOSITION
At March 31, 2003, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

                                                                                  CALIFORNIA     NEW YORK
                                              SELECT        SELECT       SELECT       SELECT       SELECT
                                            TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
                                               (NXP)         (NXQ)        (NXR)        (NXC)        (NXN)
---------------------------------------------------------------------------------------------------------
Consumer Staples                                   1%           4%           4%           2%           3%
Education and Civic Organizations                  1            5            6           15           16
Healthcare                                        17           16           18           15            7
Housing/Multifamily                                2            7            7           --            9
Housing/Single Family                              3            3            4           --            8
Long-Term Care                                    --           --           --            2           10
Materials                                          4            4           --           --           --
Tax Obligation/General                             8            6            7           19            5
Tax Obligation/Limited                            12           10           11            6            3
Transportation                                    15           14            9           14            5
U.S. Guaranteed                                   22           14            9            6           16
Utilities                                         11           14           22           10            4
Water and Sewer                                    4            2            3           11           14
Other                                             --            1           --           --           --
---------------------------------------------------------------------------------------------------------
                                                 100%         100%         100%         100%         100%
=========================================================================================================

Certain investments owned by the Trusts are covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (51% for Select Tax-Free (NXP), 55% for Select Tax-Free 2 (NXQ), 36% for Select Tax-Free 3
(NXR), 71% for California Select Tax-Free (NXC), and 62% for New York Select Tax-Free (NXN)). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Trusts' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Trust.

7. SUBSEQUENT EVENT - DISTRIBUTIONS TO SHAREHOLDERS
The Trusts declared dividend distributions from their tax-exempt net investment income which were paid May 1, 2003, to shareholders of record on April 15, 2003, as follows:

                                                                                  CALIFORNIA     NEW YORK
                                              SELECT        SELECT       SELECT       SELECT       SELECT
                                            TAX-FREE    TAX-FREE 2   TAX-FREE 3     TAX-FREE     TAX-FREE
                                               (NXP)         (NXQ)        (NXR)        (NXC)        (NXN)
---------------------------------------------------------------------------------------------------------
Dividend per share                            $.0620        $.0605       $.0575       $.0570       $.0570
=========================================================================================================

                      Financial
                             HIGHLIGHTS


Selected data for a share outstanding throughout each year:

                                                 INVESTMENT OPERATIONS                  LESS DISTRIBUTIONS
                                      ----------------------------------------   --------------------------------
                                                              NET                FROM AND
                                                        REALIZED/               IN EXCESS                          ENDING
                         BEGINNING           NET       UNREALIZED                  OF NET                             NET     ENDING
                         NET ASSET    INVESTMENT       INVESTMENT              INVESTMENT     CAPITAL               ASSET     MARKET
                             VALUE        INCOME      GAIN (LOSS)      TOTAL       INCOME       GAINS     TOTAL     VALUE      VALUE
====================================================================================================================================
SELECT TAX-FREE (NXP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
        2003                $14.67          $.77            $ .37      $1.14        $(.82)      $(.17)    $(.99)   $14.82   $14.1500
        2002                 15.05           .88             (.38)       .50         (.86)       (.02)     (.88)    14.67    13.8500
        2001                 14.89           .91              .15       1.06         (.90)         --      (.90)    15.05    14.5000
        2000                 15.55           .90             (.66)       .24         (.90)         --      (.90)    14.89    13.6875
        1999                 15.62           .90             (.07)       .83         (.90)         --      (.90)    15.55    16.3750

SELECT TAX-FREE 2 (NXQ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
        2003                 14.53           .76              .14        .90         (.80)       (.18)     (.98)    14.45    13.4900
        2002                 14.89           .86             (.36)       .50         (.84)       (.02)     (.86)    14.53    13.6600
        2001                 14.75           .87              .14       1.01         (.87)         --      (.87)    14.89    14.1500
        2000                 15.41           .87             (.66)       .21         (.87)         --      (.87)    14.75    13.3750
        1999                 15.43           .87             (.02)       .85         (.87)         --      (.87)    15.41    15.8750

SELECT TAX-FREE 3 (NXR)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
        2003                 14.26           .73              .12        .85         (.76)       (.07)     (.83)    14.28    13.0600
        2002                 14.53           .81             (.28)       .53         (.80)         --      (.80)    14.26    13.4200
        2001                 14.32           .81              .21       1.02         (.81)         --      (.81)    14.53    13.7000
        2000                 14.98           .82             (.66)       .16         (.82)         --      (.82)    14.32    12.8750
        1999                 14.96           .82              .02        .84         (.82)         --      (.82)    14.98    15.2500

CALIFORNIA SELECT
TAX-FREE (NXC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
        2003                 14.44           .71              .26        .97         (.73)       (.14)     (.87)    14.54    13.5900
        2002                 14.79           .78             (.34)       .44         (.77)       (.02)     (.79)    14.44    14.2500
        2001                 14.57           .79              .23       1.02         (.79)       (.01)     (.80)    14.79    13.9400
        2000                 15.26           .79             (.67)       .12         (.79)       (.02)     (.81)    14.57    13.7500
        1999                 15.21           .79              .05        .84         (.79)         --      (.79)    15.26    15.7500

NEW YORK SELECT
TAX-FREE (NXN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
        2003                 14.17           .70              .43       1.13         (.70)       (.09)     (.79)    14.51    13.6000
        2002                 14.51           .73             (.33)       .40         (.74)         --      (.74)    14.17    13.7600
        2001                 14.31           .78              .20        .98         (.78)         --      (.78)    14.51    14.0500
        2000                 14.92           .78             (.61)       .17         (.78)         --      (.78)    14.31    12.6875
        1999                 14.91           .78              .01        .79         (.78)         --      (.78)    14.92    15.1250
====================================================================================================================================

                                                                               RATIOS/SUPPLEMENTAL DATA
                                                     -------------------------------------------------------------------------------
                                 TOTAL RETURNS                          BEFORE CREDIT              AFTER CREDIT**
                             --------------------                --------------------------  -------------------------
                                                                               RATIO OF NET               RATIO OF NET
                                         BASED ON      ENDING       RATIO OF     INVESTMENT     RATIO OF    INVESTMENT
                             BASED ON         NET         NET    EXPENSES TO      INCOME TO  EXPENSES TO     INCOME TO     PORTFOLIO
                               MARKET       ASSET      ASSETS        AVERAGE        AVERAGE      AVERAGE       AVERAGE      TURNOVER
                                VALUE*      VALUE*       (000)    NET ASSETS     NET ASSETS   NET ASSETS    NET ASSETS          RATE
====================================================================================================================================
SELECT TAX-FREE (NXP)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
        2003                     9.51%       7.84%   $242,669           .37%          5.20%         .36%         5.21%           35%
        2002                     1.54        3.41     240,275           .38           5.89          .37          5.89            26
        2001                    12.63        7.32     246,475           .35           6.06          .35          6.07             2
        2000                   (11.09)       1.62     243,814           .36           5.97          .36          5.97            --
        1999                     9.02        5.43     254,635           .36           5.78          .36          5.78             1

SELECT TAX-FREE 2 (NXQ)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
        2003                     6.01        6.33     254,355           .42           5.20          .41          5.21            46
        2002                     2.57        3.41     255,887           .43           5.79          .42          5.80            21
        2001                    12.46        7.04     262,144           .41           5.89          .40          5.90             2
        2000                   (10.38)       1.43     259,660           .40           5.82          .40          5.82             1
        1999                     9.51        5.63     271,240           .40           5.65          .40          5.65             1

SELECT TAX-FREE 3 (NXR)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
        2003                     3.51        6.09     185,137           .42           5.09          .41          5.10            51
        2002                     3.84        3.70     184,837           .44           5.59          .42          5.60             9
        2001                    12.97        7.36     188,344           .47           5.66          .46          5.67             2
        2000                   (10.29)       1.11     185,671           .41           5.65          .41          5.65            --
        1999                     7.78        5.76     194,165           .42           5.45          .42          5.45            --

CALIFORNIA SELECT
TAX-FREE (NXC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
        2003                     1.34        6.86      90,975            .43           4.84          .42          4.85            42
        2002                     7.95        3.03      90,346            .44           5.27          .43          5.28            12
        2001                     7.23        7.21      92,517            .43           5.38          .42          5.39             2
        2000                    (7.57)        .90      91,166            .45           5.37          .45          5.38             3
        1999                     8.22        5.65      95,501            .44           5.20          .44          5.20             1

NEW YORK SELECT
TAX-FREE (NXN)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 3/31:
        2003                     4.73        8.17      56,683            .46           4.85          .45          4.86            35
        2002                     3.17        2.75      55,362            .49           5.04          .48          5.05            28
        2001                    17.36        7.02      56,679            .48           5.39          .47          5.40             3
        2000                   (11.18)       1.21      55,924            .50           5.36          .49          5.37            --
        1999                     6.14        5.40      58,303            .49           5.19          .49          5.19            --
====================================================================================================================================


* Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

**   After custodian fee credit, where applicable.

                                 See accompanying notes to financial statements.


                                  38-39 SPREAD


Trustees
       AND OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund under the management agreement between Nuveen Advisory and the Fund, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at seven. None of the trustees who are not "interested" persons of the Fund has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.


                                                                                                                           NUMBER OF
                                                                                                                          PORTFOLIOS
                                                                                                                             IN FUND
                                                   YEAR FIRST     PRINCIPAL OCCUPATION(S)                                    COMPLEX
NAME, BIRTHDATE                 POSITION(S) HELD   ELECTED OR     INCLUDING OTHER DIRECTORSHIPS                          OVERSEEN BY
AND ADDRESS                     WITH THE FUND      APPOINTED(2)   DURING PAST 5 YEARS                                        TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

TRUSTEE WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1)     Chairman of the    1996           Chairman and Director (since 1996) of Nuveen                 142
3/28/49                         Board and                         Investments, Inc. and Nuveen Investments, LLC;
333 W. Wacker Drive             Trustee                           Director (since 1992) and Chairman (since 1996) of
Chicago, IL 60606                                                 Nuveen Advisory Corp. and Nuveen Institutional
                                                                  Advisory Corp.; Chairman and Director (since 1997)
                                                                  of Nuveen Asset Management, Inc.; Director (since 1996)
                                                                  of Institutional Capital Corporation; Chairman and Director
                                                                  (since 1999) of Rittenhouse Asset Management, Inc.;
                                                                  Chairman of Nuveen Investments Advisers Inc. (since 2002).


TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
James E. Bacon***               Trustee            1992           Treasurer, Cathedral of St. John the Devine (New York City)  20
2/27/31                                                           (since 1997); formerly, Director of Lone Star Industries,
333 W. Wacker Drive                                               Inc., a manufacturer of cement, concrete and construction
Chicago, IL 60606                                                 products (1992-1999); previously, Director and Executive
                                                                  Vice President of U.S. Trust Corporation and Trustee of
                                                                  United States Trust Company of New York.

------------------------------------------------------------------------------------------------------------------------------------
William E. Bennett             Trustee             2001           Private Investor; previously, President and Chief Executive  20
10/16/46                                                          Officer, Draper & Kramer, Inc., a private company that
333 W. Wacker Drive                                               handles mortgage banking, real estate development, pension
Chicago, IL 60606                                                 advisory and real estate management (1995-1998).

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                   Trustee            1999           President, The Hall-Perrine Foundation, a private            20
10/22/48                                                          philanthropic corporation (since 1996); Director, Alliant
333 W. Wacker Drive                                               Energy; Director and Vice Chairman, United Fire & Casualty
Chicago, IL 60606                                                 Company; Director, Federal Reserve Bank of Chicago;
                                                                  formerly, President and Chief Operating Officer, SCI
                                                                  Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William L. Kissick              Trustee            1992           Professor Emeritus, School of Medicine and the Wharton       20
7/29/32                                                           School of Management and former Chairman, Leonard Davis
333 W. Wacker Drive                                               Institute of Health Economics, University of Pennsylvania;
Chicago, IL 60606                                                 Adjunct Professor, Health Policy and Management, Yale
                                                                  University.

------------------------------------------------------------------------------------------------------------------------------------
Thomas E. Leafstrand            Trustee            1992           Retired; previously, Vice President in charge of Municipal   20
11/11/31                                                          Underwriting and Dealer Sales at The Northern Trust
333 W. Wacker Drive                                               Company.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Sheila W. Wellington            Trustee            1994           President (since 1993) of Catalyst (a not-for-profit         20
2/24/32                                                           organization focusing on women's leadership development in
333 W. Wacker Drive                                               business and the professions).
Chicago, IL 60606


                                       40

                                                                                                                           NUMBER OF
                                                                                                                          PORTFOLIOS
                                                                                                                             IN FUND
                                                   YEAR FIRST     PRINCIPAL OCCUPATION(S)                                    COMPLEX
NAME, BIRTHDATE                 POSITION(S) HELD   ELECTED OR     INCLUDING OTHER DIRECTORSHIPS                          OVERSEEN BY
AND ADDRESS                     WITH THE FUND      APPOINTED(3)   DURING PAST 5 YEARS                                        OFFICER
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman            Chief              2002           Managing Director (since 2002), Assistant Secretary          142
9/9/56                          Administrative                    and Associate General Counsel, formerly, Vice President
333 W. Wacker Drive             Officer                           and Assistant General Counsel of Nuveen Investments, LLC;
Chicago, IL 60606                                                 Managing Director (since 2002), General Counsel and
                                                                  Assistant Secretary, formerly, Vice President of Nuveen
                                                                  Advisory Corp. and Nuveen Institutional Advisory Corp.;
                                                                  Managing Director (since 2002), Assistant Secretary and
                                                                  Associate General Counsel, formerly, Vice President (since
                                                                  2000), of Nuveen Asset Management, Inc.; Assistant
                                                                  Secretary of Nuveen Investments, Inc. (since 1994);
                                                                  Assistant Secretary of NWQ Investment Management
                                                                  Company, LLC (since 2002); Vice President and
                                                                  Assistant Secretary of Nuveen Investments Advisers Inc.
                                                                  (since 2002); Managing Director, Associate General
                                                                  Counsel and Assistant Secretary of Rittenhouse Asset
                                                                  Management, Inc. (since May 2003); Chartered
                                                                  Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson             Vice President     2000           Vice President (since 2002), formerly, Assistant             142
2/3/66                          and Assistant                     Vice President (since 2000), previously, Associate of
333 W. Wacker Drive             Secretary                         Nuveen Investments, LLC.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Paul L. Brennan                 Vice President     1999           Vice President (since 2002), formerly, Assistant             135
11/10/66                                                          Vice President (since 1997), of Nuveen Advisory Corp.;
333 W. Wacker Drive                                               prior thereto, portfolio manager of Flagship Financial Inc.;
Chicago, IL 60606                                                 Chartered Financial Analyst and Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo               Vice President     1999           Vice President of Nuveen Investments, LLC (since 1999),      142
11/28/67                        and Treasurer                     prior thereto, Assistant Vice President (since 1997); Vice
333 W. Wacker Drive                                               President and Treasurer of Nuveen Investments, Inc.
Chicago, IL 60606                                                 (since 1999); Vice President and Treasurer of Nuveen
                                                                  Advisory Corp. and Nuveen Institutional Advisory Corp
                                                                  (since 1999); Vice President and Treasurer of Nuveen
                                                                  Asset Management, Inc. (since 2002) and of Nuveen
                                                                  Investments Advisers Inc. (since 2002); Assistant
                                                                  Treasurer of NWQ Investment Management Company,
                                                                  LLC (since 2002); Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Susan M. DeSanto                Vice President     2001           Vice President of Nuveen Advisory Corp. (since 2001);        142
9/8/54                                                            previously, Vice President of Van Kampen Investment
333 W. Wacker Drive                                               Advisory Corp. (since 1998); Vice President of Nuveen
Chicago, IL 60606                                                 Institutional Advisory Corp. (since 2002); prior thereto,
                                                                  Assistant Vice President of Van Kampen Investment
                                                                  Advisory Corp. (since 1994).

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger              Vice President     2000           Vice President (since 2002) and Assistant General Counsel    142
9/24/64                         and Secretary                     (since 1998); formerly, Assistant Vice President (since 1998)
333 W. Wacker Drive                                               of Nuveen Investments, LLC; Vice President (since 2002)
Chicago, IL 60606                                                 and Assistant Secretary (since 1998), formerly Assistant
                                                                  Vice President of Nuveen Advisory Corp. and Nuveen
                                                                  Institutional Advisory Corp.


                                       41

Trustees
       AND OFFICERS (CONTINUED)
                                                                                                                           NUMBER OF
                                                                                                                          PORTFOLIOS
                                                                                                                             IN FUND
                                                   YEAR FIRST     PRINCIPAL OCCUPATION(S)                                    COMPLEX
NAME, BIRTHDATE                 POSITION(S) HELD   ELECTED OR     INCLUDING OTHER DIRECTORSHIPS                          OVERSEEN BY
AND ADDRESS                     WITH THE FUND      APPOINTED(3)   DURING PAST 5 YEARS                                        OFFICER
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson               Vice President     1998           Vice President of Nuveen Investments, LLC; Vice              142
10/24/45                                                          President (since 1998) of Nuveen Advisory Corp. and
333 W. Wacker Drive                                               Nuveen Institutional Advisory Corp.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald           Vice President     1995           Managing Director (since 2002) of Nuveen Investments,        142
3/2/64                                                            LLC; Managing Director (since 2001), formerly Vice
333 W. Wacker Drive                                               President of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                                 Institutional Advisory Corp. (since 1995); Managing
                                                                  Director of Nuveen Asset Management, Inc. (since 2001);
                                                                  Vice President of Nuveen Investment Advisers Inc.
                                                                  (since 2002); Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                  Vice President     1998           Vice President (since 1993) and Funds Controller (since      142
5/31/54                         and Controller                    1998) of Nuveen Investments, LLC and Vice President and
333 W. Wacker Drive                                               Funds Controller (since 1998) of Nuveen Investments, Inc.;
Chicago, IL 60606                                                 Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell               Vice President     1992           Vice President of Nuveen Advisory Corp.;                     135
7/5/55                                                            Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Richard A. Huber                Vice President     1997           Vice President of Nuveen Institutional Advisory Corp.        135
3/26/63                                                           (since 1998) and Nuveen Advisory Corp. (since 1997);
333 W. Wacker Drive                                               prior thereto, Vice President and Portfolio Manager of
Chicago, IL 60606                                                 Flagship Financial, Inc.

------------------------------------------------------------------------------------------------------------------------------------
Steven J. Krupa                 Vice President     1992           Vice President of Nuveen Advisory Corp.                      135
8/21/57
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                   Vice President     2000           Vice President (since 2000) of Nuveen Investments, LLC,      142
3/22/63                                                           previously Assistant Vice President (since 1999); prior
333 W. Wacker Drive                                               thereto, Associate of Nuveen Investments, LLC; Certified
Chicago, IL 60606                                                 Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                   Vice President     2002           Vice President (since 1999), previously, Assistant Vice      142
8/27/61                                                           President (since 1993) of Nuveen Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                 Vice President     1992           Vice President, Assistant Secretary and Assistant General    142
7/27/51                         and Assistant                     Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive             Secretary                         Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                                 Institutional Advisory Corp.; Assistant Secretary of Nuveen
                                                                  Investments, Inc. and (since 1997) Nuveen Asset Management,
                                                                  Inc.; Vice President (since 2000), Assistant Secretary and
                                                                  Assistant General Counsel (since 1998) of Rittenhouse Asset
                                                                  Management, Inc.; Vice President and Assistant Secretary of
                                                                  Nuveen Investments Advisers Inc. (since 2002); Assistant
                                                                  Secretary of NWQ Investment Management Company, LLC
                                                                  (since 2002).


                                       42

                                                                                                                           NUMBER OF
                                                                                                                          PORTFOLIOS
                                                                                                                             IN FUND
                                                   YEAR FIRST     PRINCIPAL OCCUPATION(S)                                    COMPLEX
NAME, BIRTHDATE                 POSITION(S) HELD   ELECTED OR     INCLUDING OTHER DIRECTORSHIPS                          OVERSEEN BY
AND ADDRESS                     WITH THE FUND      APPOINTED(3)   DURING PAST 5 YEARS                                        OFFICER
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV             Vice President     1996           Managing Director (since 2002) of Nuveen Investments,        142
7/7/65                                                            LLC; Managing Director (since 1997), formerly Vice
333 W. Wacker Drive                                               President (since 1996) of Nuveen Advisory Corp. and
Chicago, IL 60606                                                 Nuveen Institutional Advisory Corp.; Managing Director
                                                                  of Nuveen Asset Management, Inc. (since 1999).
                                                                  Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy         Vice President     1999           Vice President (since 2002), formerly, Assistant             135
9/4/60                                                            Vice President (since 1998), of Nuveen Advisory Corp.;
333 W. Wacker Drive                                               prior thereto, portfolio manager.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding              Vice President     1992           Vice President of Nuveen Advisory Corp. and Nuveen           135
7/31/51                                                           Institutional Advisory Corp.; Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


***  Mr. Bacon is expected to retire from his postion as a trustee of the Nuveen
     Funds on July 1, 2003 pursuant to the Funds' retirement policy.
(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of Nuveen Institutional Advisory Corp.
(2)  Trustees serve a one-year term until his/her successor is elected.
(3)  Officers serve one year terms through July of each year.

                Build Your Wealth
                      AUTOMATICALLY



SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.




NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                Fund
                  INFORMATION



BOARD OF TRUSTEES
James F. Bacon
William E. Bennett
Jack B. Evans
William T. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington

FUND MANAGER
Nuveen Institutional
Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler
Chicago, IL

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL



POLICY CHANGE
On November 14, 2002, the Board adopted a policy that allows these Funds, in addition to investments in municipal bonds, to invest up to 5% of its net assets (including assets attributable to preferred shares, if any) in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Advisory determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer. This policy is a non-fundamental policy of each Fund which means that it can be changed at any time by the Board of Trustees without vote of the shareholders.


GLOSSARY OF TERMS USED IN THIS REPORT
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Average Duration: Duration is a measure of a bond or bond fund's sensitivity to changes in interest rates. Generally, the longer a bond or fund's duration, the more the price of the bond or fund will change as interest rates change.

Average Effective Maturity: The average of all the maturities of the bonds in a fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current market price.

Net Asset Value (NAV): A fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the twelve-month period ended March 31, 2003. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

                Serving Investors
                          FOR GENERATIONS



Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

A premier asset management firm managing $80 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.


Distributed by
NUVEEN INVESTMENTS, LLC | 333 West Wacker Drive |
Chicago, Illinois 60606 | www.nuveen.com


                                                                     EAN-B-0303D